UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22603

Name of Fund:  BlackRock Municipal 2030 Target Term Trust (BTT)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal

2030 Target Term Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2019

Date of reporting period: 07/31/2019

Item 1 – Report to Stockholders

JULY 31, 2019

ANNUAL REPORT

BlackRock California Municipal Income Trust (BFZ)

BlackRock Municipal 2030 Target Term Trust (BTT)

BlackRock Municipal Income Investment Trust (BBF)

BlackRock New York Municipal Income Trust (BNY)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended July 31, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as restrained inflation and weak economic growth led the U.S. Federal Reserve (the “Fed”) to stop raising interest rates, which led to broad-based optimism that stimulative monetary policy could help forestall a recession.

After the dust settled, the U.S. equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted relatively flat returns.

Fixed-income securities delivered modest positive returns with relatively low volatility, as interest rates declined (and bond prices rose). Longer-term U.S. Treasury yields declined further than short-term Treasury yields. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

Volatility also rose in emerging markets, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, particularly in mainland China, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe and ongoing uncertainty about Brexit led to modest performance for European equities.

As equity performance faltered and global economic growth slowed, the Fed shifted to a more patient perspective on the economy in January 2019. The Fed left interest rates unchanged for six months, then lowered interest rates for the first time in 11 years in July 2019. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world. Hopes continued to remain high thereafter, as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in additional rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We expect a slowing expansion with additional room to run, as opposed to an economic recession. However, escalating trade tensions and the resulting disruptions in global supply chains have become the greatest risk to the global expansion.

We believe U.S. and emerging market equities remain relatively attractive. Within U.S. equities, companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	11.32%	7.99%
U.S. small cap equities (Russell 2000® Index)	5.76	(4.42)
International equities (MSCI Europe, Australasia, Far East Index)	5.64	(2.60)
Emerging market equities (MSCI Emerging Markets Index)	0.44	(2.18)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.23	2.34
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	6.68	11.16
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.23	8.08
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.98	6.93
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.78	6.91
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended July 31, 2019

Municipal Market Conditions

Municipal bonds posted strong total returns during the period, buoyed by rallying interest rates as the Fed turned more dovish late in 2018 on the back of slowing global growth and trade uncertainties, indicated by a commitment to sustain the current economic expansion, and ultimately cut interest rates for the first time since 2008 at its July meeting.

Outside of the favorable rate backdrop, municipal technicals remained incredibly supportive with strong demand outpacing moderate supply. Broadly, investors favored the tax-exempt income, diversification, quality, and value of municipal bonds given that tax reform ultimately lowered the top individual tax rate just 2.6% while eliminating deductions. During the 12 months ended July 31, 2019, municipal bond funds experienced net inflows of approximately $47 billion (based on data from the Investment Company Institute), although they displayed some bouts of volatility. For the same 12-month period, total	S&P Municipal Bond Index Total Returns as of July 31, 2019 6 months: 4.98% 12 months: 6.93%

new issuance underwhelmed from a historical perspective at just $324 billion (below the $370 billion issued in the prior 12-month period), a direct result of the elimination of advanced refundings through the 2017 Tax Cuts and Jobs Act. This transitioned the market to a favorable net negative supply environment in which reinvestment income (coupons, calls, and maturities) largely outstripped gross issuance and provided a powerful technical tailwind.

A Closer Look at Yields

From July 31, 2018 to July 31, 2019, yields on AAA-rated 30-year municipal bonds decreased by 77 basis points (“bps”) from 3.01% to 2.24%, while ten-year rates decreased by 93 bps from 2.45% to 1.52% and five-year rates decreased by 86 bps from 1.97% to 1.11% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 22 bps, led by 38 bps of flattening between two- and ten-year maturities.

During the same time period, tax-exempt municipal bonds outperformed duration matched U.S. Treasuries, resulting in stretched relative valuations across the curve. However, we believe the impact of tax reform reset the standard for municipal-to-Treasury ratios. Given that the corporate tax rate was lowered much more than the individual rate, institutions now have less incentive to own tax-exempt municipal bonds, while individuals are more incentivized. In a more retail-driven market, lower ratios are likely sustainable as individuals are focused on generating tax-free income and less concerned with relative valuations. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized problems among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — continue to exhibit improved credit fundamentals. However, several states with the largest unfunded pension liabilities are faced with elevated borrowing costs and difficult budgetary decisions. Across the country on the local level, property values support credit stability. S&P Global Inc.’s decision to remove its “negative” outlook on New Mexico underscores the improvement in state finances as it was the only remaining state with the designation. Revenue bonds continue to drive performance as investors continue to seek higher yield bonds in the tobacco sector. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of July 31, 2019 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds (after paying the leverage costs) from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”), Variable Rate Muni Term Preferred Shares (“VMTP Shares”) or Remarketable Variable Rate Muni Term Preferred Shares (“RVMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Trust Summary as of July 31, 2019	BlackRock California Municipal Income Trust

Trust Overview

BlackRock California Municipal Income Trust’s (BFZ) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income and California income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BFZ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2019 ($13.50)(a)	3.69%
Tax Equivalent Yield(b)	8.04%
Current Monthly Distribution per Common Share(c)	$0.0415
Current Annualized Distribution per Common Share(c)	$0.4980
Leverage as of July 31, 2019(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.10%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended July 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
BFZ(a)(b)	11.96%	8.89%
Lipper California Municipal Debt Funds(c)	16.62	8.89

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds produced a healthy gain in the 12-month period, largely as a result of the sharp decline in U.S. Treasury yields from November onward. (Prices and yields move in opposite directions). Government bonds were boosted by the combination of slowing economic growth and the Fed’s pivot toward a more accommodative monetary policy. Tax-exempt issues gained further support from a continued improvement in municipal finances and favorable supply-and-demand trends in the market.

California municipal debt slightly lagged the national index, primarily due to elevated new issuance and a reversion from the state’s outperformance in 2017 and the first half of 2018.

The Trust benefited from its position in longer-duration securities in an environment of falling yields. (Duration is a measure of interest-rate sensitivity.) The Trust’s use of leverage also added value at a time of positive market performance. At the sector level, positions in transportation, tax-backed local, school district, utility and education issues provided the strongest returns.

The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that U.S. Treasury yields fell, as prices rose, this strategy detracted from Trust performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of July 31, 2019 (continued)	BlackRock California Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	07/31/19	07/31/18	Change	High	Low
Market Price	$13.50	$12.75	5.88%	$13.53	$11.83
Net Asset Value	15.25	14.81	2.97	15.25	14.23

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/19	07/31/18
County/City/Special District/School District	36%	29%
Transportation	17	18
Utilities	15	12
Education	11	16
Health	11	12
State	6	9
Tobacco	4	4
Housing(b)	—	—

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL /MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	7%
2020	2
2021	7
2022	6
2023	5

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/19		07/31/18
AAA/Aaa	9%		7%
AA/Aa	73		72
A	11		14
BBB/Baa	—	(b)	1
BB/Ba	1		1
B	—		1
CC	1		—
N/R	5		4

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Represents less than 1% of the Trust’s total investments

TRUST SUMMARY	7

Trust Summary as of July 31, 2019	BlackRock Municipal 2030 Target Term Trust

Trust Overview

BlackRock Municipal 2030 Target Term Trust’s (BTT) (the “Trust”) investment objectives are to provide current income exempt from regular U.S. federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2030. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in securities or synthetically through the use of derivatives.

There is no assurance that the Trust will achieve its investment objective of returning $25.00 per share.

Trust Information

Symbol on NYSE	BTT
Initial Offering Date	August 30, 2012
Termination Date (on or about)	December 31, 2030
Current Distribution Rate on Closing Market Price as of July 31, 2019 ($23.49)(a)	3.19%
Tax Equivalent Yield(b)	5.39%
Current Monthly Distribution per Common Share(c)	$0.0624
Current Annualized Distribution per Common Share(c)	$0.7488
Leverage as of July 31, 2019(d)	36%

(a)

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. See the financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.80%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents RVMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to RVMTP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended July 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
BTT(a)(b)	13.45%	12.17%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	14.23	8.56

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds produced a healthy gain in the 12-month period, largely as a result of the sharp decline in U.S. Treasury yields from November onward. (Prices and yields move in opposite directions). Government bonds were boosted by the combination of slowing economic growth and the Fed’s pivot toward a more accommodative monetary policy. Tax-exempt issues gained further support from a continued improvement in municipal finances and a favorable supply-and-demand trends in the market.

The Trust’s positions in the state tax-backed, health care and transportation sectors contributed to performance. The Trust’s use of leverage also aided results by enhancing income and amplifying the effect of the rising market. The Trust further benefited from its positions in bonds with maturities of ten years and above at a time in which longer-term bonds outperformed. Positions in BBB rated and non-investment grade securities added value, as lower-quality bonds benefited from investors’ robust appetite for higher-yielding securities.

Reinvestment had an adverse effect on the Trust’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates compared to bonds that were issued ten-plus years ago in a higher interest rate environment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of July 31, 2019 (continued)	BlackRock Municipal 2030 Target Term Trust

Market Price and Net Asset Value Per Share Summary

	07/31/19	07/31/18	Change	High	Low
Market Price	$23.49	$21.43	9.61%	$23.52	$19.92
Net Asset Value	25.60	23.62	8.38	25.60	22.86

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/19	07/31/18
Transportation	24%	23%
Health	18	19
State	15	10
County/City/Special District/School District	14	15
Corporate	9	8
Education	8	12
Utilities	7	7
Tobacco	3	3
Housing	2	3

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	1%
2020	4
2021	1
2022	27
2023	9

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/19	07/31/18
AAA/Aaa	4%	3%
AA/Aa	30	32
A	37	37
BBB/Baa	15	17
BB/Ba	3	2
B	2	1
N/R(b)	9	8

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2019 and July 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Trust’s total investments.

TRUST SUMMARY	9

Trust Summary as of July 31, 2019	BlackRock Municipal Income Investment Trust

Trust Overview

BlackRock Municipal Income Investment Trust’s (BBF) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds, the interest of which is exempt from U.S. federal income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BBF
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2019 ($14.25)(a)	4.55%
Tax Equivalent Yield(b)	7.69%
Current Monthly Distribution per Common Share(c)	$0.0540
Current Annualized Distribution per Common Share(c)	$0.6480
Leverage as of July 31, 2019(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.80%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended July 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
BBF(a)(b)	12.38%	7.49%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	14.23	8.56

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds produced a healthy gain in the 12-month period, largely as a result of the sharp decline in U.S. Treasury yields from November onward. (Prices and yields move in opposite directions). Government bonds were boosted by the combination of slowing economic growth and the Fed’s pivot toward a more accommodative monetary policy. Tax-exempt issues gained further support from a continued improvement in municipal finances and a favorable balance of supply and demand in the market.

The Trust’s use of leverage aided results by enhancing income and amplifying the effect of the rising market. The Trust also benefited from its positions in bonds with maturities of 20 years and above given the outperformance of longer-term debt. At the sector level, health care and state tax-backed issues were strong contributors. The Trust further benefited from its positions in BBB rated and non-investment grade securities, which outpaced higher-quality credits.

The Trust sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy detracted from Trust performance.

Reinvestment had an adverse effect on the Trust’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of July 31, 2019 (continued)	BlackRock Municipal Income Investment Trust

Market Price and Net Asset Value Per Share Summary

	07/31/19	07/31/18	Change	High	Low
Market Price	$14.25	$13.37	6.58%	$14.65	$11.80
Net Asset Value	14.14	13.87	1.95	14.14	13.36

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/19	07/31/18
Transportation	21%	19%
County/City/Special District/School District	21	22
Health	20	16
Utilities	9	13
Housing	8	3
State	8	9
Tobacco	7	7
Education	5	9
Corporate	1	2

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	12%
2020	10
2021	12
2022	3
2023	16

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/19	07/31/18
AAA/Aaa	5%	7%
AA/Aa	30	43
A	26	17
BBB/Baa	15	16
BB/Ba	2	4
B	2	3
C	1	—
N/R(b)	19	10

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2019 and July 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents 10% and 1%, respectively, of the Trust’s total investments.

TRUST SUMMARY	11

Trust Summary as of July 31, 2019	BlackRock New York Municipal Income Trust

Trust Overview

BlackRock New York Municipal Income Trust’s (BNY) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BNY
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2019 ($13.81)(a)	3.87%
Tax Equivalent Yield(b)	7.68%
Current Monthly Distribution per Common Share(c)	$0.0445
Current Annualized Distribution per Common Share(c)	$0.5340
Leverage as of July 31, 2019(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended July 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
BNY(a)(b)	14.88%	8.33%
Lipper New York Municipal Debt Funds(c)	13.76	8.41

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds produced a healthy gain in the 12-month period, largely as a result of the sharp decline in U.S. Treasury yields from November onward. (Prices and yields move in opposite directions). Government bonds were boosted by the combination of slowing economic growth and the Fed’s pivot toward a more accommodative monetary policy. Tax-exempt issues gained further support from a continued improvement in municipal finances and a favorable balance of supply and demand in the market.

New York municipal bonds trailed the national market by a narrow margin, as their slightly lower average duration (interest-rate sensitivity) was a small headwind for relative performance. New York municipal bonds also have a lower yield than the national index since they are typically of higher average credit quality.

The Trust’s use of leverage aided results by enhancing income and amplifying the effect of the rising market. The Trust also benefited from its positions in bonds with maturities of 20 years and above given the outperformance of longer-term debt. At the sector level, transportation and local tax-backed issues were strong contributors. The Trust further benefited from its positions in BBB rated and non-investment grade securities, which outperformed higher-quality credits.

The Trust sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy detracted from Trust performance.

Reinvestment had an adverse effect on the Trust’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of July 31, 2019 (continued)	BlackRock New York Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	07/31/19	07/31/18	Change	High	Low
Market Price	$13.81	$12.53	10.22%	$13.93	$11.70
Net Asset Value	15.09	14.52	3.93	15.09	14.01

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/19	07/31/18
County/City/Special District/School District	25%	22%
Transportation	22	21
Education	15	19
Utilities	12	11
State	10	11
Health	7	8
Housing	4	2
Corporate	3	3
Tobacco	2	3

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	4%
2020	6
2021	19
2022	13
2023	9

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/19	07/31/18
AAA/Aaa	11%	17%
AA/Aa	46	35
A	23	30
BBB/Baa	9	7
BB/Ba	2	2
B	1	1
N/R(b)	8	8

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2019 and July 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% and 4%, respectively, of the Trust’s total investments.

TRUST SUMMARY	13

Schedule of Investments July 31, 2019	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 99.9%

California — 94.9%

County/City/Special District/School District — 30.4%
California Municipal Finance Authority, RB, Series A, :
Orange County Civic Center Infrastructure Improvement Program Phase I, 5.00%, 06/01/42	$5,000	$6,024,300
Orange County Civic Center Infrastructure Improvement Program Phase II, 5.00%, 06/01/43	2,545	3,075,836
California Statewide Communities Development Authority, RB, Lancer Educational Student Housing Project, 5.00%, 06/01/51(a)	240	273,559
California Statewide Communities Development Authority, Special Assessment, Statewide Community Infrastructure Program, Series A:
5.00%, 09/02/39	290	332,082
5.00%, 09/02/44	170	191,580
5.00%, 09/02/48	170	191,080
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.13%, 05/01/31	500	541,940
6.50%, 05/01/36	1,210	1,314,435
6.50%, 05/01/42	2,225	2,405,114
County of Los Angeles California Metropolitan Transportation Authority, Refunding RB, Series A, :
Green Bond, 5.00%, 07/01/44	15,200	18,630,336
5.00%, 07/01/42	10,675	12,954,006
County of Riverside California Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	8,990	10,623,213
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(b)	2,880	3,105,994
Fremont Union High School District, GO, Series A, 4.00%, 08/01/40	6,170	6,883,807
Glendale Community California College District, GO, Election of 2016, Series A, 5.25%, 08/01/41	5,000	6,177,250
Mount San Antonio Community College District, GO, Refunding, Election of 2018, Series A:
5.00%, 08/01/41	2,015	2,529,450
5.00%, 08/01/44	6,000	7,495,500
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District, 5.00%, 10/01/41	8,000	9,689,680
San Jose California Financing Authority, Refunding LRB, Civic Center Project, Series A, 5.00%, 06/01/32	3,375	3,849,761
San Leandro California Unified School District, GO, Election of 2010, Series A, 5.75%, 08/01/41	3,060	3,291,826
Santa Monica Public Financing Authority, RB, Downtown Fire Station Project, 5.00%, 07/01/42	1,250	1,519,862
State of California, GO, Refunding:
5.00%, 04/01/45	9,325	11,486,442
Various Purposes-Bid Group, 5.00%, 08/01/37	15,000	18,732,450
Torrance Unified School District California, GO, Election of 2008, Measure Z, 6.00%, 08/01/19(b)	4,000	4,000,000
Tustin California School District, GO, Election of 2008, Series B, 5.25%, 08/01/21(b)	3,445	3,736,033
Washington Township Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/38	1,625	1,916,915
West Contra Costa California Unified School District, GO, Election of 2012, Series A, 5.50%, 08/01/39	2,500	2,865,200
West Valley-Mission Community College District, GO, Series A, 4.00%, 08/01/44	3,670	4,124,566

		147,962,217

Security	Par (000)	Value

Education — 5.9%
California Educational Facilities Authority, Refunding RB, San Francisco University(b):
6.13%, 10/01/21	$3,075	$3,413,619
6.13%, 10/01/21	3,205	3,557,935
California Municipal Finance Authority, RB, Emerson College, 5.75%, 01/01/22(b)	2,500	2,784,400
California Municipal Finance Authority, Refunding RB, William Jessup University:
5.00%, 08/01/39	425	473,969
5.00%, 08/01/48	510	555,109
California Public Finance Authority, RB, Trinity Classical Academy Project, Series A, 5.00%, 07/01/54(a)	285	288,420
University of California, Refunding RB, :
General, Series AZ, 5.00%, 05/15/43	9,985	12,194,181
Series AR, 5.00%, 05/15/38	4,250	5,156,822

		28,424,455

Health — 9.9%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare, Series B, 6.25%, 08/01/19(b)	4,975	4,975,000
California Health Facilities Financing Authority, RB, :
Children’s Hospital, Series A, 5.25%, 11/01/41	8,500	9,166,230
Sutter Health, Series A, 5.00%, 11/15/41	3,000	3,520,050
Sutter Health, Series B, 6.00%, 08/15/20(b)	6,015	6,326,938
California Health Facilities Financing Authority, Refunding RB, Sutter Health, Series B, 5.00%, 11/15/46	6,165	7,246,773
California Municipal Finance Authority, Refunding RB, HumanGood California Obligated Group, Series A, 5.00%, 10/01/44(c)	1,670	1,923,088
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, 5.50%, 12/01/58(a)	930	1,080,725
California Statewide Communities Development Authority, Refunding RB, Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	4,000	4,295,440
State of California Public Works Board, Refunding RB, Various Capital Projects, Series C, 5.00%, 11/01/34	7,750	9,380,910

		47,915,154

Housing — 0.8%
California Community Housing Agency, RB, M/F Housing, Annadel Apartments, Series A, 5.00%, 04/01/49(a)	3,470	3,816,341

State — 3.9%
Hayward Area Recreation & Park District, GO, Series A, 5.00%, 08/01/42	4,950	6,042,317
State of California Public Works Board, LRB, Various Capital Projects, :
Series I, 5.50%, 11/01/33	4,940	5,759,842
Sub-Series I-1, 6.38%, 11/01/19(b)	2,300	2,330,107
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	4,335	4,979,181

		19,111,447

Tobacco — 5.7%
County of California Tobacco Securitization Agency, Refunding RB, Asset-Backed, Merced County, Series A, 5.25%, 06/01/45	1,135	1,141,276
Golden State Tobacco Securitization Corp., Refunding RB, :
Series A-1, 5.00%, 06/01/47	18,670	18,879,851
Series A-2, 5.00%, 06/01/47	475	479,921
Tobacco Securitization Authority of Northern California, Refunding RB, Asset-Backed Bonds, Series A-1, 5.38%, 06/01/38	2,000	2,000,500

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tobacco (continued)
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
5.00%, 06/01/37	$4,425	$4,472,569
5.13%, 06/01/46	885	886,186

		27,860,303

Transportation — 17.6%
City & County of San Francisco California Airports Commission, Refunding ARB, Series A, AMT, 5.00%, 05/01/42	16,535	19,416,885
City of Los Angeles California Department of Airports, ARB, Los Angeles International Airport, AMT, :
Series A, 5.00%, 05/15/37	3,515	4,253,256
Series A, 5.00%, 05/15/44	2,885	3,419,042
Series B, 5.00%, 05/15/36	2,600	3,054,766
Sub-Series A, 5.00%, 05/15/42	4,220	4,908,999
City of Los Angeles California Department of Airports, Refunding ARB, AMT, :
Los Angeles International Airport, 5.00%, 05/15/36	600	734,442
Subordinate, Series A, 5.00%, 05/15/38	5,000	6,088,900
City of Los Angeles Department of Airports, ARB, Los Angeles International Airport, :
AMT, 4.00%, 05/15/44	5,000	5,469,300
Series E, 5.00%, 05/15/44	5,190	6,343,737
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT:
5.75%, 03/01/34	3,875	4,123,388
6.25%, 03/01/34	2,650	2,842,284
County of Riverside Transportation Commission, Refunding RB, Series A, 5.00%, 06/01/38	2,150	2,640,716
County of Sacramento California Airport System Revenue, Refunding ARB, Senior Series A, 5.00%, 07/01/41	13,500	16,143,975
Los Angeles Regional Airports Improvement Corp., Refunding RB, LAXFuel Corp., Los Angeles International, AMT, 4.50%, 01/01/27	1,425	1,523,339
Port of Los Angeles California Harbor Department, Refunding RB, Series A, AMT, 5.00%, 08/01/44	4,135	4,714,190

		85,677,219

Utilities — 20.7%
City & County of San Francisco Public Utilities Commission Wastewater Revenue, RB, Series B, 5.00%, 10/01/43	2,485	3,042,112
City of Los Angeles California Department of Water & Power, RB, Power System, Series A, 5.00%, 07/01/42	10,670	12,929,052
City of Los Angeles California Department of Water & Power, Refunding RB, Series B, 5.00%, 07/01/43	8,000	9,811,760
City of Petaluma California Wastewater Revenue, Refunding RB, 6.00%, 05/01/21(b)	5,625	6,114,713
City of San Francisco California Public Utilities Commission Water Revenue, RB, Sub-Series A, 5.00%, 11/01/37	5,000	5,396,300
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, Green Bond, Series D, 5.00%, 11/01/32	7,090	8,881,430
City of San Mateo Foster Public Financing Authority, RB, Clean Water Program, 4.00%, 08/01/44	5,900	6,596,613
Dublin-San Ramon Services District Water Revenue, Refunding RB, 6.00%, 02/01/21(b)	2,425	2,606,148
East Bay California Municipal Utility District Water System Revenue, RB, Green Bond, Series A, 5.00%, 06/01/45	3,230	3,946,188
El Dorado Irrigation District/El Dorado County Water Agency, Refunding RB, Series A (AGM), 5.25%, 03/01/39	10,000	11,468,700
Los Angeles Department of Water, Refunding RB, Series A:
5.00%, 07/01/41	5,000	6,075,300
5.25%, 07/01/44	3,000	3,712,890
Water System, 5.00%, 07/01/44	1,500	1,812,615

Security	Par (000)	Value

Utilities (continued)
Los Angeles Department of Water & Power System Revenue, RB, Series B, 5.00%, 07/01/38	$6,000	$7,116,360
South Coast Water District Financing Authority, Refunding RB, Series A, 5.00%, 02/01/44	9,130	11,255,464

		100,765,645

Total Municipal Bonds in California		461,532,781

Puerto Rico — 5.0%

State — 3.3%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured, :
Series A-1, 4.50%, 07/01/34	43	44,349
Series A-1, 4.75%, 07/01/53	2,467	2,404,387
Series A-1, 5.00%, 07/01/58	9,125	9,105,929
Series A-2, 4.55%, 07/01/40	2,455	2,358,224
Series A-2, 5.00%, 07/01/58	2,530	2,428,269

		16,341,158

Tobacco — 0.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.50%, 05/15/39	505	513,474

Utilities — 1.6%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	3,865	3,892,171
5.13%, 07/01/37	1,105	1,116,039
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 07/01/38	2,550	2,577,208

		7,585,418

Total Municipal Bonds in Puerto Rico		24,440,050

Total Municipal Bonds — 99.9% (Cost — $458,939,518)		485,972,831

Municipal Bonds Transferred to Tender Option Bond Trusts(d)

California — 70.9%

County/City/Special District/School District — 30.2%
County of Santa Clara California Financing Authority, RB, Series A, 4.00%, 05/01/45	22,230	24,571,708
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 08/01/20(b)(e)	12,902	13,450,482
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 08/01/19(b)	20,132	20,132,418
Palomar Community College District, GO, Election of 2006, Series C, 5.00%, 08/01/44	15,140	17,876,555
San Diego California Community College District, GO, Election of 2002, 5.25%, 08/01/19(b)	10,487	10,486,904
San Diego Unified School District California, GO, Election of 2012, Series I, 5.00%, 07/01/47	10,000	12,016,700
San Francisco California Bay Area Rapid Transit District, GO, Election 2016, Green Bond, Series A, 5.00%, 08/01/47	10,615	12,988,297
San Joaquin California Delta Community College District, GO, Election of 2004, Series C, 5.00%, 08/01/39	14,505	16,657,828
San Jose Unified School District, GO, Series C, 4.00%, 08/01/39	6,100	6,647,170
Santa Monica Community College District, GO, Election of 2016, Series A, 5.00%, 08/01/43	10,000	12,286,700

		147,114,762

Education — 13.3%
University of California, RB, :
Limited Project, Series M, 5.00%, 05/15/42	10,000	12,076,300
Series AM, 5.25%, 05/15/44	5,000	5,812,200

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) July 31, 2019	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
University of California, Refunding RB, :
Series A, 5.00%, 11/01/43	$11,792	$14,082,666
Series AI, 5.00%, 05/15/38	14,225	16,042,525
Series I, 5.00%, 05/15/40	14,065	16,592,617

		64,606,308

Health — 9.3%
California Health Facilities Financing Authority, RB, Sutter Health, Series A:
5.00%, 11/15/41	11,620	13,634,327
5.00%, 08/15/52	9,695	10,743,516
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	18,960	20,680,051

		45,057,894

State — 2.5%
University of California, Refunding RB, Series AR, 5.00%, 05/15/41	10,165	12,199,422

Transportation — 11.9%
City & County of San Francisco California Airports Commission, Refunding RB, San Francisco International Airport, Series B, AMT, 5.00%, 05/01/41	8,720	10,118,252
City of Los Angeles California Department of Airports, ARB, AMT, :
Los Angeles International Airport, Sub-Series A, 5.00%, 05/15/42	22,710	26,417,860
Series D, 5.00%, 05/15/41	18,632	21,447,722

		57,983,834

Utilities — 3.7%
County of Orange California Water District, COP, Refunding, 5.00%, 08/15/19(b)	10,480	10,494,987

Security	Par (000)	Value

Utilities (continued)
Los Angeles Department of Water, Refunding RB, Series A, 5.00%, 07/01/46	$6,412	$7,511,975

		18,006,962

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 70.9% (Cost — $329,853,338)		344,969,182

Total Long-Term Investments — 170.8% (Cost — $788,792,856)		830,942,013

Liabilities in Excess of Other Assets — (3.3)%		(15,954,861)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (32.3)%		(157,101,527)

VMTP Shares, at Liquidation Value — (35.2)%		(171,300,000)

Net Assets Applicable to Common Shares — 100.0%		$486,585,625

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	When-issued security.
(d)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on May 18, 2020, is $6,798,086. See Note 4 of the Notes to Financial Statements for details.

During the year ended July 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds California Money Fund, Institutional Class	—	—	—	$—	$27,301	$—	$—
BlackRock Liquidity Funds, MuniCash, Institutional Class	6,190,589	(6,190,589)	—	—	7,151	(9)	(610)

				$—	$34,452	$(9)	$(610)

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	97	09/19/19	$12,360	$(45,695)
Long U.S. Treasury Bond	215	09/19/19	33,453	(268,132)
5-Year U.S. Treasury Note	62	09/30/19	7,288	10,361

				$(303,466)

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock California Municipal Income Trust (BFZ)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$10,361	$—	$10,361

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$313,827	$—	$313,827

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(3,260,193)	$—	$(3,260,193)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(324,549)	$—	$(324,549)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$41,693,961

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$830,942,013	$—	$830,942,013

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$10,361	$—	$—	$10,361
Liabilities:
Interest rate contracts	(313,827)	—	—	(313,827)

	$(303,466)	$—	$—	$(303,466)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(156,312,177)	$—	$(156,312,177)
VMTP Shares at Liquidation Value	—	(171,300,000)	—	(171,300,000)

	$—	$(327,612,177)	$—	$(327,612,177)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments July 31, 2019	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 128.7%

Alabama — 2.2%
Alabama Federal Aid Highway Finance Authority, RB, Series A:
5.00%, 09/01/33	$3,985	$4,854,727
5.00%, 09/01/34	3,500	4,247,915
Alabama Special Care Facilities Financing Authority-Birmingham, Refunding RB, Children’s Hospital of Albama, 5.00%, 06/01/30	10,000	11,697,600
Birmingham-Jefferson Civic Center Authority, Special Tax Bonds, Series A:
5.00%, 07/01/31	1,100	1,349,392
5.00%, 07/01/32	1,150	1,403,253
5.00%, 07/01/33	1,600	1,944,224
County of Jefferson Alabama Sewer Revenue, Refunding RB, CAB, Senior Lien-Warrants, Series B (AGM)(a):
0.00%, 10/01/31	7,375	4,249,991
0.00%, 10/01/32	6,295	3,379,786
0.00%, 10/01/33	1,275	631,979
Homewood Educational Building Authority, Refunding RB, Educational Facilities, Samford University, Series A:
5.00%, 12/01/33	1,010	1,193,295
5.00%, 12/01/34	1,380	1,626,647
University of South Alabama, Refunding RB (AGM):
5.00%, 11/01/29	1,105	1,333,481
5.00%, 11/01/30	2,000	2,403,500

		40,315,790

Alaska — 0.1%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 06/01/23	1,075	1,076,269

Arizona — 1.7%
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, :
Series A, 5.00%, 02/01/34	6,340	6,816,958
Series B, 5.00%, 02/01/33	1,810	1,998,729
City of Phoenix Arizona IDA, RB, Facility, :
Candeo Schools, Inc. Project, 6.00%, 07/01/23	355	388,022
Eagle College Preparatory Project,:
Series A, 4.50%, 07/01/22	305	315,776
Series A, 5.00%, 07/01/33	1,000	1,034,220
Legacy Traditional Schools Project, Series A, 5.75%, 07/01/24(b)	750	817,567
City of Phoenix Arizona IDA, Refunding RB, Downtown Phoenix Student Housing, Series A, 5.00%, 07/01/29	175	209,918
County of Maricopa IDA, Refunding RB, Banner Health, Series A, 5.00%, 01/01/31	10,000	12,142,900
County of Pima Arizona IDA, Refunding RB, Tucson Electric Power Co. Project, Series A, 4.00%, 09/01/29	6,000	6,369,540

		30,093,630

California — 7.8%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Sub-Lien, Series A (AMBAC), 0.00%, 10/01/30(a)	10,530	7,579,073
California Health Facilities Financing Authority, RB, Sutter Health, Series A:
5.00%, 11/15/32	1,600	1,986,480
5.00%, 11/15/33	1,855	2,279,257
California Municipal Finance Authority, ARB, LINX APM Project, AMT, 5.00%, 12/31/33	4,000	4,811,960
California Municipal Finance Authority, RB, :
Biola University, 4.00%, 10/01/33	2,500	2,667,725
Senior, S/F Housing, Caritas Affordable Housing, Inc. Project, Series A, 5.00%, 08/15/30	1,000	1,132,240

Security	Par (000)	Value

California (continued)
California Municipal Finance Authority, Refunding RB, Eisenhower Medical Center, Series A:
5.00%, 07/01/30	$1,200	$1,448,328
5.00%, 07/01/31	1,050	1,260,661
California Statewide Communities Development Authority, RB, :
Eskaton Properties, Inc., 5.25%, 11/15/34	2,500	2,722,350
Loma Linda University Medical Center, 5.00%, 12/01/28(b)	275	327,885
Loma Linda University Medical Center, 5.00%, 12/01/33(b)	1,350	1,580,094
City of Long Beach California Harbor Revenue, RB, AMT, Series A:
5.00%, 05/15/31	1,200	1,478,256
5.00%, 05/15/32	1,800	2,211,606
5.00%, 05/15/33	675	827,145
5.00%, 05/15/34	1,650	2,013,907
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A, AMT:
5.00%, 03/01/30	500	609,300
5.00%, 03/01/31	1,500	1,819,185
5.00%, 03/01/32	1,000	1,208,740
5.00%, 03/01/33	975	1,175,129
5.00%, 03/01/34	1,250	1,500,737
5.00%, 03/01/35	2,000	2,392,860
County of San Diego Regional Airport Authority, ARB, AMT, Sub-Series B, 5.00%, 07/01/33	1,000	1,204,890
El Camino Community College District, GO, CAB, Election of 2002, Series C(a):
0.00%, 08/01/30	9,090	7,167,829
0.00%, 08/01/31	12,465	9,453,331
0.00%, 08/01/32	17,435	12,699,131
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 06/01/29	14,500	17,127,400
Los Angeles California Unified School District, GO, Election of 2008, Series A, 4.00%, 07/01/33	3,000	3,291,510
Los Angeles Regional Airports Improvement Corp., Refunding RB, LAXFuel Corp., Los Angeles International, AMT, 5.00%, 01/01/32	4,110	4,437,855
M-S-R Energy Authority, RB, Series C, 6.13%, 11/01/29	2,500	3,160,500
Monterey Peninsula Community College District, GO, Refunding, CAB(a):
0.00%, 08/01/30	3,500	2,647,050
0.00%, 08/01/31	5,940	4,303,233
Oakland Unified School District/Alameda County, GO, Refunding, Series C, 5.00%, 08/01/30	1,300	1,580,293
Poway Unified School District, GO, Election of 2008, Series A(a):
0.00%, 08/01/30	10,000	7,922,400
0.00%, 08/01/32	12,500	9,278,375
State of California, GO, Refunding, 5.00%, 08/01/30	10,000	12,644,100
Washington Township Health Care District, Refunding RB, Series B, 3.00%, 07/01/28	750	782,153

		140,732,968

Colorado — 3.5%
Central Platte Valley Metropolitan District, GO, Series A:
5.13%, 12/01/29	700	787,640
5.50%, 12/01/29	750	855,525
City & County of Denver Colarado, RB, CAB, Series A-2, 0.00%, 08/01/30(a)	1,000	743,250
City & County of Denver Colarado Airport System Revenue, Refunding ARB, AMT, Series A, 5.00%, 12/01/33	25,000	30,642,750

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colorado (continued)
City of Lakewood Colorado Plaza Metropolitan District No. 1, Refunding, Tax Allocation Bonds(b):
4.00%, 12/01/23	$1,000	$1,035,710
4.10%, 12/01/24	5,080	5,265,420
4.20%, 12/01/25	5,280	5,477,630
Colorado Health Facilities Authority, Refunding RB, :
Covenant Retirement Communities, Series A, 4.50%, 12/01/33	4,595	4,632,955
Covenant Retirement Communities, Series A, 5.00%, 12/01/33	3,000	3,269,250
NCMC, Inc. Project, 4.00%, 05/15/30	2,860	3,206,174
Copperleaf Metropolitan District No. 2, GO, Refunding, 5.25%, 12/01/30	500	525,860
Park Creek Metropolitan District, Refunding, Tax Allocation Bonds, Senior Limited Property, Series A:
5.00%, 12/01/27	1,500	1,759,125
5.00%, 12/01/28	1,500	1,754,460
5.00%, 12/01/30	1,350	1,569,254
5.00%, 12/01/31	1,500	1,738,350
Tallyns Reach Metropolitan District No. 3, GO, Refunding, 5.00%, 12/01/33	503	540,891

		63,804,244

Connecticut — 0.6%
Capital Region Development Authority, Refunding RB:
5.00%, 06/15/30	1,095	1,327,676
5.00%, 06/15/31	1,125	1,356,919
State of Connecticut, GO, Series A, 5.00%, 04/15/33	7,000	8,508,010
State of Connecticut Health & Educational Facilities Authority, RB, Sacred Heart University Issue, Series I-1, 5.00%, 07/01/35	400	475,532

		11,668,137

Delaware — 0.6%
County of Kent Delaware, RB, CHF-Dover, LLC-Delaware State University Project, Series A:
4.00%, 07/01/22	230	242,277
5.00%, 07/01/24	705	794,415
5.00%, 07/01/25	805	922,385
5.00%, 07/01/26	850	988,261
5.00%, 07/01/27	890	1,047,922
5.00%, 07/01/28	935	1,103,338
State of Delaware, GO, 3.00%, 02/01/33	3,810	4,073,728
State of Delaware Health Facilities Authority, RB, Beebe Medical Center Project, 4.00%, 06/01/35	1,250	1,333,875

		10,506,201

District of Columbia — 0.1%
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 07/01/23(c)	1,700	2,010,641

Florida — 8.8%
Capital Trust Agency, Inc., RB, Renaissance Charter School, Inc., Series A, 4.00%, 06/15/29(b)	1,790	1,827,483
Central Florida Expressway Authority, Refunding RB, Senior Lien:
5.00%, 07/01/32	1,610	1,988,962
5.00%, 07/01/33	2,750	3,382,775
City of Lakeland Florida, Refunding RB, Lakeland Regional Health System, 5.00%, 11/15/30	3,750	4,505,288
City of Tampa Florida, Refunding RB, H. Lee Moffitt Cancer Center Project, Series A, 4.00%, 09/01/33	10,000	10,540,000
County of Alachua Florida Health Facilities Authority, RB, East Ridge Retirement Village, Inc. Project, 6.00%, 11/15/29	5,000	4,993,800

Security	Par (000)	Value

Florida (continued)
County of Broward Florida, RB, Fort Lauderdale Fuel Facilities, Series A, AMT (AGM):
5.00%, 04/01/30	$600	$656,994
5.00%, 04/01/33	740	806,400
County of Martin Florida IDA, Refunding RB, Indiantown Cogeneration, L.P. Project, AMT, 4.20%, 12/15/25(b)	7,250	7,372,887
County of Miami-Dade Florida, Refunding RB, Series B, 4.00%, 04/01/32	6,690	7,448,311
County of Miami-Dade Florida School Board, COP, Refunding, Series A, 5.00%, 05/01/32	9,000	10,648,800
County of Orange Convention Center, Refunding RB, 4.00%, 10/01/32	9,485	10,672,048
County of Orange Florida Tourist Development Tax Revenue, Refunding RB, 5.00%, 10/01/30	11,470	15,042,790
County of Palm Beach Florida, RB, S/F Housing, Palm Beach Atlantic University, 5.00%, 04/01/29(b)	1,000	1,130,560
County of Palm Beach Florida Health Facilities Authority, Refunding RB, Acts Retirement-Life Communities, Inc. Obligated Group, 5.00%, 11/15/32	16,805	19,633,786
County of Palm Beach Health Facilities Authority, RB, Lifespace Communities, Inc., 5.00%, 05/15/31	410	466,822
County of St. Johns Florida Water & Sewer Revenue, Refunding RB, CAB, Series B(a):
0.00%, 06/01/30	2,000	1,552,860
0.00%, 06/01/31	1,295	967,456
0.00%, 06/01/32	2,495	1,790,936
Double Branch Community Development District, Refunding, Special Assessment Bonds, Senior Lien, Series A-1, 4.13%, 05/01/31	1,200	1,260,012
Florida Development Finance Corp., RB, AMT, :
VRDN, Virgin Trains USA Passenger Rail Project, Series B, 1.90%, 01/01/49(d)	7,620	7,621,288
Waste Pro USA, Inc., 5.00%, 05/01/29(b)	2,200	2,408,208
Greater Orlando Aviation Authority, Refunding RB, Jet Blue Airways Corp. Project, AMT, 5.00%, 11/15/26	2,000	2,179,120
Jacksonville Florida Port Authority, Refunding ARB, AMT, 4.50%, 11/01/33	630	668,657
Jacksonville Florida Port Authority, Refunding RB, AMT:
4.50%, 11/01/30	2,895	3,115,367
4.50%, 11/01/31	3,620	3,859,463
4.50%, 11/01/32	2,300	2,455,779
Miami Beach Health Facilities Authority, Refunding RB, Mont Sinai Medical Center, 5.00%, 11/15/30	1,000	1,150,090
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/30	3,825	4,360,997
Tolomato Community Development District, Refunding, Special Assessment Bonds, Series A-2, 3.85%, 05/01/29	520	524,061
Village Community Development District No. 10, Special Assessment Bonds, Sumter County:
4.50%, 05/01/23	1,620	1,766,221
5.00%, 05/01/32	5,475	5,942,127
Village Community Development District No. 5, Refunding, Special Assessment Bonds, Sumter County, :
Phase I, 3.50%, 05/01/28	1,905	1,966,779
Phase I, 3.50%, 05/01/28	3,610	3,730,863
Phase II, 4.00%, 05/01/33	1,100	1,139,391
Phase II, 4.00%, 05/01/34	2,310	2,392,837
Village Community Development District No. 6, Refunding, Special Assessment Bonds, Sumter County, 4.00%, 05/01/29	5,765	5,960,433

		157,930,651

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) July 31, 2019	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia — 1.1%
Main Street Natural Gas, Inc., RB, Series A:
5.00%, 05/15/29	$1,250	$1,528,225
5.00%, 05/15/30	8,000	9,836,960
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project, Series A, 5.00%, 01/01/34	8,000	9,127,520

		20,492,705

Idaho — 0.0%
Idaho Housing & Finance Association, RB, Compass Charter School Project, Series A, 4.63%, 07/01/29(b)	185	201,141

Illinois — 13.8%
Chicago Board of Education, GO, Refunding, :
Dedicated Revenues, Series H, 5.00%, 12/01/30	7,025	7,968,458
Dedicated Revenues, Series F, 5.00%, 12/01/22	4,760	5,120,903
Series C, 5.00%, 12/01/22	14,830	15,954,411
Chicago Housing Authority, RB, M/F Housing, Series A:
5.00%, 01/01/33	3,000	3,561,090
5.00%, 01/01/35	1,500	1,771,725
Chicago Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/33	5,000	5,613,300
Chicago Transit Authority, Refunding RB, :
Section 5307, Urbanized Area Formula Funds, 5.00%, 06/01/26	2,000	2,381,600
Section 5337, State of Good Repair Formula Funds, 5.00%, 06/01/26	1,000	1,193,540
City of Chicago Illinois, RB, Wastewater Transmission, 2nd Lien:
4.00%, 01/01/31	10,375	10,680,751
4.00%, 01/01/32	10,790	11,128,806
4.00%, 01/01/33	11,220	11,441,595
4.00%, 01/01/35	9,135	9,345,379
City of Chicago Illinois, Refunding ARB, O’Hare International Airport Passenger Facility Charge, Series B, AMT, 4.00%, 01/01/27	5,000	5,262,400
City of Chicago Illinois Motor Fuel Tax Revenue, Refunding RB, (AGM), 5.00%, 01/01/30	730	809,680
City of Chicago O’Hare International Airport, Refunding GARB, Senior Lien, Series B, 5.00%, 01/01/33	6,000	7,143,840
City of St. Charles Illinois, GO, Refunding, Corporate Purpose:
4.00%, 12/01/30	1,620	1,727,163
4.00%, 12/01/31	1,715	1,821,896
Counties of Kane McHenry Cook & De Kalb Unit School District No. 300, GO, Refunding, Series A, 5.00%, 01/01/30	6,350	7,615,492
County of Cook Illinois, GO, Refunding, Series C, 4.00%, 11/15/29	19,750	20,850,470
Illinois Finance Authority, Refunding RB, :
DePaul University, Series A, 4.00%, 10/01/32	1,000	1,110,750
DePaul University, Series A, 5.00%, 10/01/30	1,000	1,202,890
Lutheran Home & Services Obligated Group, 5.00%, 05/15/22	2,445	2,497,347
Lutheran Home & Services Obligated Group, 5.50%, 05/15/27	3,350	3,531,168
Presence Health Network, Series C, 5.00%, 02/15/30	12,000	14,568,840
Rush University Medical Center, Series A, 5.00%, 11/15/31	8,415	9,809,197
Rush University Medical Center, Series A, 5.00%, 11/15/32	2,075	2,411,980
Rush University Medical Center, Series A, 5.00%, 11/15/33	2,125	2,464,533
The Peoples Gas Light & Coke Company Project, 4.00%, 02/01/33	11,000	11,514,030

Security	Par (000)	Value

Illinois (continued)
The University of Chicago Medical Centre, Series B, 5.00%, 08/15/30	$3,205	$3,846,288
Illinois State Toll Highway Authority, Refunding RB, Senior, Series A, 4.00%, 12/01/31	20,000	22,048,600
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
5.00%, 12/15/28	1,200	1,405,860
5.00%, 12/15/30	1,385	1,611,295
State of Illinois, GO, Refunding, Series B, 5.00%, 10/01/30	7,000	7,936,460
State of Illinois, GO, Series A, 5.00%, 12/01/28	9,950	11,246,584
Winnebago & Boone Counties School District No. 205 Rockford, GO:
4.00%, 02/01/29	9,080	9,523,830
4.00%, 02/01/30	9,835	10,272,559

		248,394,710

Indiana — 3.4%
City of Indianapolis Department of Public Utilities Water System Revenue, Refunding RB, First Lien, Series A, 5.00%, 10/01/35	10,000	12,411,200
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 5.88%, 01/01/24	1,385	1,511,326
City of Whiting Indiana, RB, BP Products North America, Inc. Project, AMT, 5.00%, 03/01/46(d)	8,500	9,500,535
Indiana Finance Authority, Refunding RB, :
Community Health Network Project, Series A, 4.00%, 05/01/35	22,565	23,578,620
Earlham College Project, 5.00%, 10/01/32	11,255	11,934,689
Northern Indiana Commuter Transportation District, RB:
5.00%, 07/01/32	1,000	1,182,890
5.00%, 07/01/33	1,400	1,652,532

		61,771,792

Iowa — 2.2%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.25%, 12/01/25	13,345	14,620,381
PEFA, Inc., RB, 5.00%, 09/01/49(d)	21,415	25,366,496

		39,986,877

Kansas — 0.1%
Wyandotte County-Kansas City Unified Government Utility System Revenue, RB, Series A, 5.00%, 09/01/33	1,370	1,598,311

Kentucky — 0.6%
County of Louisville/Jefferson Metropolitan Government, Refunding RB, Norton Healthcare, Inc., Series A, 5.00%, 10/01/32	7,300	8,655,318
Kentucky Public Transportation Infrastructure Authority, RB, CAB, 1st Tier-DownTown Crossing Project, :
Convertible Series C, 6.40%, 07/01/33(e)	1,500	1,600,110
Series B, 0.00%, 07/01/30(a)	1,230	767,655

		11,023,083

Louisiana — 2.9%
City of Ruston Louisiana, RB (AGM):
5.00%, 06/01/29	1,060	1,255,019
5.00%, 06/01/30	1,000	1,179,630
5.00%, 06/01/31	1,020	1,198,031
5.00%, 06/01/32	1,225	1,434,475
Louisiana Public Facilities Authority, RB, Young Audiences Charter School Project, Series A, 5.00%, 04/01/30(b)	525	562,469
Louisiana Public Facilities Authority, Refunding RB:
5.00%, 05/15/29	1,235	1,452,360
5.00%, 05/15/30	990	1,159,389
3.00%, 05/15/31	2,225	2,295,911

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana (continued)
5.00%, 05/15/32	$1,485	$1,725,837
5.00%, 05/15/33	2,175	2,520,542
Entergy Louisiana, Series B, 3.50%, 06/01/30	5,990	6,129,028
Louisiana Stadium & Exposition District, Refunding RB, Senior, Series A, 5.00%, 07/01/30	3,000	3,371,850
Port New Orleans Board of Commissioners, Refunding RB, Series B, AMT:
5.00%, 04/01/31	300	329,043
5.00%, 04/01/32	1,000	1,094,540
5.00%, 04/01/33	1,575	1,720,530
State of Louisiana, GO, Series A, 4.00%, 05/15/30	6,540	7,112,250
Terrebonne Levee & Conservation District, RB, Sales Tax, 5.00%, 07/01/29	1,925	2,164,740
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.25%, 05/15/31	3,425	3,614,197
5.25%, 05/15/32	4,375	4,736,681
5.25%, 05/15/33	4,750	5,137,315
5.25%, 05/15/35	1,500	1,652,115

		51,845,952

Maryland — 2.3%
City of Baltimore Maryland, Refunding RB, Convention Center Hotel, 5.00%, 09/01/31	1,250	1,468,738
County of Anne Arundel Maryland Consolidated, Special Taxing District, Special Tax Bonds, Villages At Two Rivers Project:
4.20%, 07/01/24	630	642,695
4.90%, 07/01/30	1,315	1,374,767
County of Howard Maryland Housing Commission, RB, M/F Housing, Woodfield Oxford Square Apartments, 5.00%, 12/01/33	1,765	2,111,646
County of Prince George’s Maryland, Tax Allocation Bonds, Westphalia Town Center Project, 5.00%, 07/01/30(b)	585	658,669
Maryland EDC, RB, Purple Line Light Rail Project, Series D, AMT, 5.00%, 03/31/30	1,325	1,550,462
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 09/01/25	3,225	3,320,137
Maryland Health & Higher Educational Facilities Authority, Refunding RB, :
Charlestown Community, Series A, 5.00%, 01/01/31	2,865	3,349,271
Charlestown Community, Series A, 5.00%, 01/01/32	3,010	3,504,844
Charlestown Community, Series A, 5.00%, 01/01/33	3,165	3,674,185
LifeBridge Health Issue, 5.00%, 07/01/31	1,000	1,196,650
LifeBridge Health Issue, 5.00%, 07/01/32	500	596,680
Lifebridge Health Issue, 5.00%, 07/01/33	1,385	1,641,240
LifeBridge Health Issue, 5.00%, 07/01/34	775	918,584
Meritus Medical Center, 5.00%, 07/01/29	2,200	2,567,312
Meritus Medical Center, 5.00%, 07/01/31	1,400	1,622,222
Meritus Medical Center, 5.00%, 07/01/33	1,200	1,383,528
State of Maryland, GO, State and Local Facilities Loan of 2019, First Series, 3.00%, 03/15/34	10,000	10,529,600

		42,111,230

Massachusetts — 2.3%
Commonwealth of Massachusetts, Refunding, GOL, Series A (AMBAC), 5.50%, 08/01/30	2,500	3,414,325
Commonwealth of Massachusetts, GOL, Series I, 5.00%, 12/01/33	5,000	6,089,200
Massachusetts Bay Transportation Authority, Refunding RB, CAB, Series A, 0.00%, 07/01/32(a)	5,500	3,990,855
Massachusetts Development Finance Agency, RB, :
Emmanuel College Issue, Series A, 5.00%, 01/01/33	1,070	1,252,564
UMass Darthmouth Student Housing Project, 5.00%, 10/01/29	2,365	2,923,613

Security	Par (000)	Value

Massachusetts (continued)
UMass Darthmouth Student Housing Project, 5.00%, 10/01/30	$2,485	$3,034,657
Massachusetts Development Finance Agency, Refunding RB, Series A, :
Emmanuel College Issue, 5.00%, 10/01/31	3,635	4,213,510
Emmanuel College Issue, 5.00%, 10/01/33	1,285	1,483,121
5.00%, 01/01/32	2,020	2,404,527
5.00%, 01/01/33	1,500	1,778,040
5.00%, 01/01/34	2,085	2,462,010
5.00%, 01/01/35	2,000	2,357,880
Massachusetts Educational Financing Authority, Refunding RB, Series K, AMT, 5.25%, 07/01/29	4,975	5,367,478

		40,771,780

Michigan — 1.5%
City of Detroit Michigan, GO:
5.00%, 04/01/26	735	817,143
5.00%, 04/01/27	580	650,366
5.00%, 04/01/28	665	750,639
5.00%, 04/01/29	665	746,748
5.00%, 04/01/30	510	581,441
5.00%, 04/01/31	735	817,776
5.00%, 04/01/32	625	692,681
5.00%, 04/01/33	830	916,710
Michigan Finance Authority, Refunding RB, :
MidMichigan Health, 5.00%, 06/01/33	2,750	3,147,017
Oakwood Obligation Group, 5.00%, 08/15/30	2,105	2,362,568
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	8,195	8,646,299
Michigan Strategic Fund, RB, I-75 Improvement Projects, AMT, 5.00%, 12/31/32	2,000	2,425,740
Saginaw Valley State University, Refunding RB, Series A:
5.00%, 07/01/31	2,070	2,462,762
5.00%, 07/01/32	1,430	1,695,651

		26,713,541

Minnesota — 0.3%
Sartell-St Stephen Independent School District No. 748, GO, Series B(a):
0.00%, 02/01/30	3,915	2,982,290
0.00%, 02/01/31	2,190	1,611,840
0.00%, 02/01/32	1,450	1,021,975

		5,616,105

Mississippi — 1.6%
Mississippi Development Bank, Refunding RB, Municipal Energy Agency of Mississippi, Series A (AGM):
5.00%, 03/01/30	2,280	2,693,045
5.00%, 03/01/31	1,595	1,878,846
5.00%, 03/01/32	2,000	2,350,420
5.00%, 03/01/33	1,275	1,495,218
State of Mississippi, RB, :
Series A, 5.00%, 10/15/35	5,000	6,125,800
Series E, 5.00%, 10/15/33	12,225	14,221,465

		28,764,794

Missouri — 0.7%
City of St. Louis Missouri IDA, Refunding RB, Ballpark Village Development Project, Series A, 3.88%, 11/15/29	970	1,041,576
Missouri State Health & Educational Facilities Authority, Refunding RB, :
CoxHealth, Series A, 4.00%, 11/15/33	2,010	2,142,178
St. Louis College of Pharmacy, 5.00%, 05/01/30	3,000	3,235,410
The Children’s Mercy Hospital, 4.00%, 05/15/32	1,680	1,866,194

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) July 31, 2019	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Missouri (continued)
The Children’s Mercy Hospital, 4.00%, 05/15/33	$2,000	$2,212,200
The Children’s Mercy Hospital, 5.00%, 05/15/31	1,175	1,401,282

		11,898,840

Nebraska — 0.6%
Central Plains Nebraska Energy Project, RB, :
Energy Project No. 3, 5.00%, 09/01/27	5,000	5,469,100
Gas Project No. 3, 5.00%, 09/01/32	4,500	4,922,190
Elkhorn School District, GO, Elkhorn Public Schools:
4.00%, 12/15/32	325	382,379
4.00%, 12/15/33	375	437,539

		11,211,208

Nevada — 0.0%
Nevada Department of Business & Industry, RB, Series A, 5.00%, 07/15/27(b)	335	370,644

New Hampshire — 0.4%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project, Series A, AMT, 4.00%, 11/01/27(b)	2,205	2,292,715
New Hampshire State Turnpike System, RB, Series C, 4.00%, 08/01/33	4,350	4,599,037

		6,891,752

New Jersey — 15.6%
Casino Reinvestment Development Authority, Refunding RB:
5.00%, 11/01/21	2,465	2,604,051
5.00%, 11/01/22	1,890	2,041,862
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, Keystone Urban Renewal Project, Series A, AMT, 5.00%, 12/01/24	1,500	1,598,265
New Jersey Economic Development Authority, RB, Beloved Community Charter School, Inc. Project, Series A, 4.00%, 06/15/29(b)	665	699,454
New Jersey EDA, RB, :
Continental Airlines, Inc. Project, AMT, 5.25%, 09/15/29	12,230	13,445,173
Continental Airlines, Inc. Project, Series A, AMT, 5.63%, 11/15/30	1,740	2,008,517
Continental Airlines, Inc. Project, Series B, AMT, 5.63%, 11/15/30	1,315	1,517,997
Foundation Academy Charter School Project, Series A, 4.00%, 07/01/29	350	382,312
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.00%, 01/01/28	4,705	5,284,985
Series DDD, 5.00%, 06/15/35	2,000	2,302,380
State Government Buildings Project, Series A, 5.00%, 06/15/32	4,500	5,269,365
State Government Buildings Project, Series C, 5.00%, 06/15/32	3,600	4,215,492
New Jersey EDA, Refunding RB, :
Cigarette Tax, 4.25%, 06/15/27	16,500	17,579,595
Cigarette Tax, 5.00%, 06/15/26	10,610	11,500,497
Continental Airlines, Inc. Project, AMT, 5.75%, 09/15/27	6,200	6,895,888
Provident Group — Monteclair Properties LLC (AGM), 5.00%, 06/01/28	1,000	1,215,450
Provident Group — Montclaire Properties LLC (AGM), 5.00%, 06/01/30	1,500	1,796,745
Provident Group — Montclaire Properties LLC (AGM), 5.00%, 06/01/31	1,750	2,085,562
Provident Group — Montclaire Properties LLC (AGM), 4.00%, 06/01/32	2,125	2,336,161
Series BBB, 5.50%, 06/15/29	10,000	12,063,700
Sub-Series A, 4.00%, 07/01/32	9,855	10,347,750

Security	Par (000)	Value

New Jersey (continued)
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 04/01/31	$5,000	$5,827,700
New Jersey EDA, RB, Refunding Cranes Mill Project, 5.00%, 01/01/29	2,280	2,663,450
New Jersey Health Care Facilities Financing Authority, Refunding RB, :
Princeton HealthCare System, 5.00%, 07/01/29	2,900	3,496,820
Princeton HealthCare System, 5.00%, 07/01/30	2,400	2,883,768
RWJ Barnabas Health Obligated Group, Series A, 5.00%, 07/01/30	11,245	13,522,900
St. Joseph Health System, 5.00%, 07/01/28	1,500	1,760,355
St. Joseph Health System, 5.00%, 07/01/29	1,250	1,459,800
St. Joseph Health System Obligated Group Issue, 5.00%, 07/01/30	1,100	1,276,297
New Jersey Higher Education Student Assistance Authority, RB, Senior Student Loan, AMT, :
Series 1A, 5.00%, 12/01/25	5,500	6,559,795
Series 1A, 5.00%, 12/01/26	2,250	2,674,462
Series A, 4.00%, 12/01/32	2,500	2,772,950
Series A, 4.00%, 12/01/33	2,000	2,204,360
Series A, 4.00%, 12/01/34	1,000	1,095,210
Series A, 4.00%, 12/01/35	1,000	1,089,270
New Jersey Housing & Mortgage Finance Agency, Refunding RB, S/F Housing, Series BB, AMT, 3.80%, 10/01/32	12,945	13,678,334
New Jersey Transportation Trust Fund Authority, RB, :
Transportation Program, Series AA, 5.25%, 06/15/27	4,225	4,912,027
Transportation Program, Series AA, 5.25%, 06/15/28	4,500	5,218,830
Transportation System, Series AA, 4.00%, 06/15/30	10,815	11,196,337
Transportation System, Series C, 5.25%, 06/15/32	10,000	11,431,000
Transportation System, Series D, 5.00%, 06/15/32	5,000	5,611,750
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, :
Federal Highway Reimbursement Revenue Notes, 5.00%, 06/15/30	6,600	7,786,416
5.00%, 12/15/30	20,000	24,030,600
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 5.25%, 01/01/27	5,000	6,054,800
South Jersey Transportation Authority, Refunding RB, Transportation System, Series A:
5.00%, 11/01/33	500	565,120
5.00%, 11/01/34	500	562,200
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 06/01/30	16,740	20,226,607
5.00%, 06/01/32	8,270	9,870,576
Township of Irvington New Jersey, GO, Refunding, Series A (AGM):
5.00%, 07/15/30	2,000	2,280,040
5.00%, 07/15/31	1,450	1,649,230

		281,552,205

New Mexico — 1.0%
New Mexico Educational Assistance Foundation, RB, Education Loan, AMT, :
Series A-1, 3.75%, 09/01/31	6,250	6,619,875
Series A-2, 3.80%, 11/01/32	5,850	6,176,898
Series A-2, 3.80%, 09/01/33	5,000	5,253,400

		18,050,173

New York — 4.2%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 4.50%, 01/01/25(b)	900	974,745

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
County of Nassau New York, GOL, Series A (AGM):
5.00%, 04/01/34	$4,165	$5,153,646
5.00%, 04/01/35	4,385	5,414,291
Metropolitan Transportation Authority, Refunding RB, :
CAB, Series A, 0.00%, 11/15/30(a)	23,000	17,316,240
Green Bond, Series C-1, 5.00%, 11/15/34	10,000	12,107,100
Green Bond, CAB, Series C-2, 0.00%, 11/15/32(a)	19,315	13,313,830
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series B-1, 5.00%, 08/01/30	5,150	6,374,052
New York Transportation Development Corp., RB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
4.00%, 07/01/32	5,500	5,840,505
4.00%, 07/01/33	6,000	6,376,860
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT, 5.00%, 08/01/31	3,465	3,643,066

		76,514,335

Ohio — 1.1%
County of Butler Ohio, Refunding RB, UC Health:
5.00%, 11/15/30	1,225	1,479,824
5.00%, 11/15/31	2,500	3,007,975
5.00%, 11/15/32	2,200	2,637,470
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities, Series A:
5.25%, 07/01/28	500	500,840
5.63%, 07/01/32	1,000	1,001,840
County of Hamilton Ohio Sales Tax Revenue, Refunding RB, Series A, 5.00%, 12/01/30	4,500	5,481,045
Ohio Air Quality Development Authority, Refunding RB, AMT, 3.95%, 11/01/32(d)	1,500	1,406,358
State of Ohio, RB, Portsmouth Bypass Project, AMT (AGM):
5.00%, 12/31/29	1,625	1,870,245
5.00%, 12/31/30	2,400	2,755,584

		20,141,181

Oklahoma — 0.8%
Norman Regional Hospital Authority, Refunding RB:
5.00%, 09/01/27	2,100	2,532,957
5.00%, 09/01/28	2,000	2,384,060
5.00%, 09/01/29	2,150	2,562,972
5.00%, 09/01/30	5,130	6,086,642

		13,566,631

Oregon — 0.5%
Oregon Health & Science University, Refunding RB, Series B, 5.00%, 07/01/35	7,390	8,843,465

Pennsylvania — 18.9%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project(b):
5.00%, 05/01/23	640	681,018
5.00%, 05/01/28	835	967,782
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 05/01/27	6,750	7,214,062
5.00%, 05/01/28	5,000	5,337,450
5.00%, 05/01/29	3,745	3,993,031
5.00%, 05/01/30	5,300	5,643,652
Chester County Health & Education Facilities Authority, Refunding RB, Series A, :
Main Line Health System, 5.00%, 10/01/32	1,450	1,767,681
Main Line Health System, 5.00%, 10/01/33	2,300	2,797,421
Simpson Senior Services Project, 5.00%, 12/01/30	2,180	2,387,689

Security	Par (000)	Value

Pennsylvania (continued)
City of Philadelphia Pennsylvania, GO, Refunding, :
(AGM), 4.00%, 08/01/32	$6,000	$6,711,960
(AGM), 5.00%, 08/01/30	9,235	11,206,118
Series A, 5.00%, 08/01/30	4,500	5,484,735
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment:
5.00%, 06/01/30	3,500	4,294,360
5.00%, 06/01/32	6,000	7,288,740
Commonwealth of Pennsylvania, GO, Refunding, 1st Series, 4.00%, 01/01/30	7,000	7,936,740
County of Allegheny Hospital Development Authority, Refunding RB, Allegheny Health Network Obligated Group Issue, Series A:
5.00%, 04/01/31	3,075	3,717,521
5.00%, 04/01/34	3,345	3,988,076
5.00%, 04/01/35	1,000	1,189,240
County of Beaver Pennsylvania IDA, Refunding RB, First Energy Nuclear Energy Project, Series A, 4.00%, 01/01/35(d)	3,000	2,814,174
County of Berks IDA, Refunding RB, Tower Health Project:
5.00%, 11/01/29	2,000	2,413,620
5.00%, 11/01/30	2,000	2,399,440
5.00%, 11/01/34	2,500	2,956,775
5.00%, 11/01/35	3,325	3,926,426
County of Chester IDA, Woodlands At Graystone Project, 4.38%, 03/01/28(b)	265	280,595
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran Social Ministries Project:
5.00%, 01/01/29	1,300	1,464,073
5.00%, 01/01/30	2,675	3,005,817
5.00%, 01/01/32	1,510	1,709,184
County of Dauphin General Authority, Refunding RB, Pinnacle Health System Project, Series A, 4.00%, 06/01/31	2,275	2,501,089
County of Delaware Authority, Refunding RB, Cabrini University:
5.00%, 07/01/26	1,180	1,385,780
5.00%, 07/01/28	800	951,952
5.00%, 07/01/29	1,365	1,616,092
5.00%, 07/01/30	1,435	1,689,784
County of Lancaster Hospital Authority, Refunding RB, University of Pennsylvania Health System Obligation, Series A, 3.00%, 08/15/30	2,535	2,656,705
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University:
5.00%, 09/01/31	1,750	2,135,525
5.00%, 09/01/32	1,315	1,596,739
4.00%, 09/01/34	3,000	3,327,780
4.00%, 09/01/35	1,735	1,920,246
4.00%, 09/01/36	1,500	1,657,875
County of Montgomery Pennsylvania IDA, Refunding RB, :
Acts Retirement-Life Communities, Inc. Obligated Group, 5.00%, 11/15/26	2,500	2,698,075
Albert Einstein Healthcare Network, Series A, 5.25%, 01/15/29	3,250	3,720,372
Albert Einstein Healthcare Network, Series A, 5.25%, 01/15/30	6,185	7,054,858
Whitemarsh Continuing Care Retirement Community Project, 5.00%, 01/01/30	2,000	2,069,740
County of Northampton Pennsylvania General Purpose Authority, RB, St. Luke’s Hospital of Bethlehem, Series A, 5.00%, 08/15/33	12,660	13,959,296

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) July 31, 2019	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
County of Northampton Pennsylvania General Purpose Authority, Refunding RB, Lafayette College, 5.00%, 11/01/34	$5,400	$6,541,452
County of Westmoreland Municipal Authority, Refunding RB (BAM):
5.00%, 08/15/27	1,500	1,786,695
5.00%, 08/15/31	5,000	6,105,800
5.00%, 08/15/32	17,945	21,862,035
Geisinger Authority, Refunding RB, Geisinger Health System, Series A-2:
5.00%, 02/15/32	4,000	4,829,880
5.00%, 02/15/34	1,750	2,099,527
Pennsylvania Economic Development Financing Authority, RB, :
PA Bridges Finco LP, AMT, 5.00%, 12/31/34	16,500	18,936,060
Pennsylvania Bridge Finco LP, 5.00%, 12/31/29	5,000	5,832,350
Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 12/31/30	13,100	15,219,187
VRDN, Waste Management, Inc. Project, AMT, 2.15%, 07/01/41(d)	1,840	1,873,672
Pennsylvania Economic Development Financing Authority, Refunding RB, University of Pittsburgh Medical Center, 5.00%, 03/15/31	4,500	5,403,555
Pennsylvania Higher Educational Facilities Authority, RB, Series AT-1, 5.00%, 06/15/30	7,910	9,440,269
Pennsylvania Higher Educational Facilities Authority, Refunding RB, :
Drexel University, 5.00%, 05/01/30	425	499,826
Drexel University, 5.00%, 05/01/31	1,000	1,171,230
Drexel University, 5.00%, 05/01/32	1,750	2,043,125
Drexel University, 5.00%, 05/01/33	3,320	3,863,683
Drexel University, 5.00%, 05/01/35	1,000	1,157,460
La Salle University, 4.00%, 05/01/32	3,000	3,082,950
Pennsylvania Housing Finance Agency, Refunding RB, Series 125-A, AMT, 3.40%, 10/01/32	9,000	9,234,990
Pennsylvania Turnpike Commission, RB, Sub-Series B-1:
5.00%, 06/01/31	3,000	3,568,170
5.00%, 06/01/32	4,075	4,830,301
5.00%, 06/01/33	4,000	4,723,760
Pennsylvania Turnpike Commission, Refunding RB, :
Motor License Fund, Enhanced Turnpike, 5.00%, 12/01/30	5,000	5,942,400
Subordinate, Series B-2 (AGM), 5.00%, 06/01/34	5,000	5,943,400
Turnpike Subordinate Revenue, Second Series, 5.00%, 12/01/32	1,000	1,190,150
Turnpike Subordinate Revenue, Second Series, 5.00%, 12/01/33	1,815	2,150,775
Turnpike Subordinate Revenue, Second Series, 5.00%, 12/01/34	1,500	1,772,175
Turnpike Subordinate Revenue, Second Series, 5.00%, 12/01/35	2,005	2,363,815
Philadelphia Gas Works Co., Refunding RB, General Ordinance, Series 14-T, 5.00%, 10/01/30	425	506,001
Pittsburgh Water & Sewer Authority, Refunding RB, Series B (AGM):
4.00%, 09/01/34	2,500	2,853,350
4.00%, 09/01/35	650	731,907
State Public School Building Authority, RB, School District of Philadelphia Project:
5.00%, 04/01/27	4,130	4,497,694
5.00%, 04/01/28	8,000	8,701,040
5.00%, 04/01/29	6,000	6,517,680
5.00%, 04/01/30	5,500	5,966,565

Security	Par (000)	Value

Pennsylvania (continued)
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc. Student Housing Project:
5.00%, 07/01/30	$825	$909,695
5.00%, 07/01/30	1,280	1,379,520
Wayne County Hospital & Health Facilities Authority, RB, Wayne Memorial Hospital Project, Series A:
5.00%, 07/01/31	460	554,604
4.00%, 07/01/33	440	482,834

		341,088,870

Puerto Rico — 2.8%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Restructured, Series A-1(a):
0.00%, 07/01/29	9,330	6,580,636
0.00%, 07/01/31	30,273	19,163,414
0.00%, 07/01/33	43,149	24,285,552

		50,029,602

Rhode Island — 1.6%
Rhode Island Health & Educational Building Corp., RB, Hospital Financing, LifeSpan Obligation, 5.00%, 05/15/30	1,500	1,751,760
Rhode Island Housing & Mortgage Finance Corp., RB, S/F Housing, Homeownership Opportunity Bonds, Series 68-B, 3.00%, 10/01/31	13,500	13,939,020
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 06/01/28	2,750	3,124,027
5.00%, 06/01/29	4,500	5,098,995
5.00%, 06/01/30	4,215	4,758,946

		28,672,748

South Carolina — 0.7%
South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/35	10,000	12,084,700

Tennessee — 0.5%
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Erlanger Health System, Series A, 5.00%, 10/01/31	6,210	7,000,160
Counties of Nashville & Davidson Tennessee Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/31	1,300	1,529,944
County of Memphis-Shelby Industrial Development Board, Refunding, Tax Allocation Bonds, Graceland Project, Series A, 4.75%, 07/01/27	565	608,200

		9,138,304

Texas — 16.2%
Central Texas Regional Mobility Authority, RB, Senior Lien, Series A:
5.00%, 01/01/30	1,600	1,861,968
5.00%, 01/01/31	1,175	1,362,929
5.00%, 01/01/33	1,500	1,729,575
Central Texas Turnpike System, Refunding RB, Series C:
5.00%, 08/15/32	12,500	14,202,250
5.00%, 08/15/33	14,000	15,880,340
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 07/01/29	2,665	2,971,262
City of Houston Texas Airport System Revenue, Refunding RB, :
Series B-2, AMT, 5.00%, 07/15/20	6,470	6,662,806
Series D, 5.00%, 07/01/33	7,000	8,647,100

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
City of Houston Texas Combined Utility System Revenue, Refunding RB, First Lien, Series B:
5.25%, 11/15/33	$5,000	$6,129,400
5.00%, 11/15/34	7,315	8,801,335
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 08/15/33	1,650	1,894,546
Clifton Higher Education Finance Corp., Refunding RB, Series A, :
Idea Public Schools (PSF-GTD), 4.00%, 08/15/31	1,250	1,387,825
Idea Public Schools (PSF-GTD), 4.00%, 08/15/33	1,200	1,317,348
Uplift Education, 3.10%, 12/01/22	630	640,899
Uplift Education, 3.95%, 12/01/32	1,800	1,819,746
County of Harris Texas, Refunding RB, Toll Road, Senior Lien, Series C, 4.00%, 08/15/33	12,325	12,984,264
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
5.75%, 01/01/28	500	551,500
6.38%, 01/01/33	460	512,684
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding RB, Series A, :
Brazos Presbyterian Homes, Inc. Project, 5.00%, 01/01/33	1,090	1,164,894
YMCA of the Greater Houston Area, 5.00%, 06/01/28	1,150	1,257,375
YMCA of the Greater Houston Area, 5.00%, 06/01/33	3,000	3,209,520
County of Matagorda Texas Navigation District No. 1, Refunding RB, :
Series A (AMBAC), 4.40%, 05/01/30	31,120	35,258,960
Series B (AMBAC), AMT, 4.55%, 05/01/30	10,000	11,171,000
Series B-2, 4.00%, 06/01/30	12,995	13,528,965
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A(a):
0.00%, 09/15/31	6,235	4,232,941
0.00%, 09/15/32	15,135	9,739,524
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, :
Christus Health, Series B, 5.00%, 07/01/35	6,000	7,217,220
Baylor Health Care System Project, Series A, 4.00%, 11/15/31	5,500	5,864,705
Baylor Health Care System Project, Series A, 4.00%, 11/15/32	15,420	16,376,657
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Trinity Terrace Project, Series A-1, 5.00%, 10/01/29	1,000	1,117,550
Leander ISD, GO, CAB, Refunding, Series D (PSF-GTD)(a):
0.00%, 08/15/31	1,200	785,796
0.00%, 08/15/32	2,000	1,241,540
0.00%, 08/15/33	4,485	2,641,127
Mission EDC, Refunding RB, Senior Lien, NatGasoline Project, AMT, 4.63%, 10/01/31(b)	4,125	4,423,237
New Hope Cultural Education Facilities Corp., RB, Series A, :
Station 1 LLC Texas A&M University Project, 5.00%, 04/01/29	2,290	2,487,948
Stephenville LLC Tarleton State University Project, 5.00%, 04/01/29	725	787,365
Stephenville LLC Tarleton State University Project, 5.38%, 04/01/28	1,150	1,247,670
New Hope Cultural Education Facilities Corp., Refunding RB, 1st Mortgage, Morningside Ministries Project, 6.25%, 01/01/33	1,600	1,778,912

Security	Par (000)	Value

Texas (continued)
New Hope Cultural Education Facilities Finance Corp., RB, Jubilee Academic Center Project, Series A(b):
3.63%, 08/15/22	$280	$282,912
4.25%, 08/15/27	450	456,926
North Texas Tollway Authority, Refunding RB, 1st Tier, Series A, 5.00%, 01/01/35	5,750	6,893,847
Red River Health Facilities Development Corp., RB, Wichita Falls Retirement Foundation Project:
4.70%, 01/01/22	400	413,252
5.50%, 01/01/32	1,000	1,056,600
Socorro Independent School District, GO, Refunding, Series B, 4.00%, 08/15/34	3,000	3,370,350
State of Texas, GO, VRDN, Veterans Bonds, 1.38%, 06/01/50(d)	7,600	7,600,000
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/30	13,000	14,250,080
5.00%, 12/15/31	25,000	27,366,500
Texas Public Finance Authority, Refunding RB, Midwestern State University, 4.00%, 12/01/31	1,650	1,849,881
Texas Transportation Commission State Highway Fund, Refunding RB, 1st Tier, 5.00%, 10/01/22	5,000	5,603,400
University of Texas System, Refunding RB, Financing System, Series C, 5.00%, 08/15/20	7,410	7,707,511

		291,741,942

Virginia — 0.7%
County of Fairfax Virginia EDA, RB, Vinson Hall LLC, Series A, 5.00%, 12/01/32	2,000	2,195,000
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
4.50%, 07/01/30	3,000	3,127,140
4.50%, 07/01/32	1,100	1,143,439
Dulles Town Center Community Development Authority, Refunding, Special Assessment, Dulles Town Center Project, 4.25%, 03/01/26	500	509,055
Virginia College Building Authority, RB, Green Bonds, Marymount University Project, Series B, 5.25%, 07/01/30(b)	2,000	2,243,140
Virginia Small Business Financing Authority, RB, Senior Lien, Express Lanes LLC, AMT, 5.00%, 07/01/34	3,940	4,194,997

		13,412,771

Washington — 2.2%
Grant & Douglas Counties School District No. 144-101 Quincy, GO, 4.00%, 12/01/34	7,475	8,353,387
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A:
5.00%, 09/01/27	1,000	1,050,410
5.25%, 09/01/32	1,850	1,936,062
Port of Seattle Washington, Refunding RB, Intermediate Lien, AMT, Series C, 5.00%, 05/01/34	6,000	7,169,340
Port of Seattle Washington Industrial Development Corp., Refunding RB, Special Facilities, Delta Airline, Inc. Project, AMT, 5.00%, 04/01/30	5,000	5,446,050
Washington Biomedical Research Properties 3.2, RB, Series A:
5.00%, 01/01/31	1,000	1,182,830
5.00%, 01/01/32	1,140	1,344,984
Washington Health Care Facilities Authority, Refunding RB, MultiCare Health System, Series B, 5.00%, 08/15/35	9,485	11,525,508
Washington State Housing Finance Commission, Refunding RB, Emerald Heights Project:
5.00%, 07/01/28	1,000	1,113,860

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) July 31, 2019	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington (continued)
5.00%, 07/01/33	$1,100	$1,214,983

		40,337,414

West Virginia — 0.2%
West Virginia Hospital Finance Authority, RB, West Virginia University Health System, Series A:
5.00%, 06/01/31	1,950	2,327,286
5.00%, 06/01/33	1,100	1,305,326

		3,632,612

Wisconsin — 2.5%
Public Finance Authority, RB, VRDN, WakeMed, Series B, 1.35%, 10/01/49(d)	2,600	2,600,000
Public Finance Authority, Refunding RB, AMT, :
National Gypsum Co., 5.25%, 04/01/30	6,690	7,362,412
Waste Management, Inc. Project, 2.63%, 11/01/25	3,000	3,135,300
Wisconsin Airport Facilities, Senior Obligated Group, Series B, 5.25%, 07/01/28	2,250	2,437,268
State of Wisconsin, GO, Series B, 3.00%, 05/01/33	5,000	4,995,800
Wisconsin Health & Educational Facilities Authority, Refunding RB, :
Advocate Aurora Health Credit Group, Series C-4, 1.97%, 08/15/54(d)	8,200	8,372,659
Marquette University, 4.00%, 10/01/32	4,520	4,810,862
Milwaukee Regional Medical Center Thermal Service, Inc., 5.00%, 04/01/35	2,500	3,048,925
Wisconsin Housing & Economic Development Authority, Refunding RB, S/F Housing, Series D, 3.00%, 09/01/32	9,000	9,178,920

		45,942,146

Total Municipal Bonds — 128.7% (Cost — $2,182,734,448)		2,322,552,095

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

Colorado — 4.7%
City & County of Denver Colorado, Refunding ARB, Department of Aviation, Series A, AMT(g):
4.25%, 11/15/29	33,820	36,497,225
4.25%, 11/15/30	35,210	37,997,259
4.25%, 11/15/31	8,085	8,725,017
4.25%, 11/15/32	2,230	2,406,529

		85,626,030

Florida — 5.6%
County of Broward Florida, ARB, Series Q-1(g):
4.00%, 10/01/29	17,200	18,398,184
4.00%, 10/01/30	18,095	19,355,532
4.00%, 10/01/31	18,820	20,131,036
4.00%, 10/01/32	19,575	20,938,631
4.00%, 10/01/33	20,355	21,772,967

		100,596,350

Iowa — 2.5%
Iowa State Board of Regents, RB, University of Iowa Hospitals & Clinics:
4.00%, 09/01/28	3,375	3,590,403
4.00%, 09/01/29	6,524	6,941,445
4.00%, 09/01/30	6,324	6,728,680
4.00%, 09/01/31	8,649	9,202,069
4.00%, 09/01/32	7,749	8,244,628
4.00%, 09/01/33	9,374	9,973,341

		44,680,566

Security	Par (000)	Value

Nevada — 1.1%
Clark County Nevada, 4.00%, 11/01/34	$17,710	$19,710,164

Pennsylvania — 2.6%
Commonwealth of Pennsylvania, GO, 1st Series, 5.00%, 03/01/32(g)	20,000	24,556,000
Lehigh County Pennsylvania General Purpose Hospital, 4.00%, 07/01/33	22,285	23,270,440

		47,826,440

Texas — 8.9%
City of San Antonio Texas Public Facilities Corp., Refunding LRB, Convention Center Refinancing & Expansion Project(g):
4.00%, 09/15/30	15,000	15,920,934
4.00%, 09/15/31	19,475	20,670,679
4.00%, 09/15/32	18,075	19,184,725
4.00%, 09/15/33	11,000	11,675,352
4.00%, 09/15/34	11,885	12,614,687
4.00%, 09/15/35	4,500	4,776,280
Dallas Fort Worth International Airport, Refunding RB, AMT,(g):
Series E, 4.00%, 11/01/32	6,915	7,172,597
Series E, 4.13%, 11/01/35	10,435	10,823,723
Series F, 5.00%, 11/01/29	12,820	13,297,569
Series F, 5.00%, 11/01/30	15,565	16,144,825
Series F, 5.00%, 11/01/31	10,000	10,372,519
Series F, 5.00%, 11/01/32	17,170	17,809,614

		160,463,504

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 25.4% (Cost — $437,087,871)		458,903,054

Total Long-Term Investments — 154.1% (Cost — $2,619,822,319)		2,781,455,149

Short-Term Securities — 0.9%

Commercial Paper — 0.7%
North East Independent School District, 1.78%, 08/02/19	12,500	12,500,215

Total Commercial Paper — 0.7% (Cost — $12,500,000)		12,500,215

	Shares

Short-Term Investment Fund — 0.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.27%(h)(i)	3,725,793	3,726,538

Total Short-Term Investment Fund — 0.2% (Cost — $3,726,538)		3,726,538

Total Short-Term Securities — 0.9% (Cost — $16,226,538)		16,226,753

Total Investments — 155.0% (Cost — $2,636,048,857)		2,797,681,902

Other Assets Less Liabilities — 1.1%		19,773,749

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (14.6)%		(263,074,701)

Preferred Shares, at Redemption Value — (41.5)%		(749,642,648)

Net Assets Applicable to Common Shares — 100.0%		$1,804,738,302

(a)	Zero-coupon bond.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Municipal 2030 Target Term Trust (BTT)

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires between May 1, 2020 to March 1, 2026, is $221,778,857. See Note 4 of the Notes to Financial Statements for details.

(h)	Annualized 7-day yield as of period end.
(i)

During the year ended July 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	26,798,334	(23,072,541)	3,725,793	$3,726,538	$199,619	$876	$(2,680)

(a)	Includes net capital gain distributions, if applicable.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$2,781,455,149	$—	$2,781,455,149
Short-Term Securities	3,726,538	12,500,215	—	16,226,753

	$3,726,538	$2,793,955,364	$—	$2,797,681,902

(a)	See above schedule of investments for values in each state or political subdivision.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
RVMTP Shares at Liquidation Value	$—	$(750,000,000)	$—	$(750,000,000)
TOB Trust Certificates	—	(261,819,915)	—	(261,819,915)

	$—	$(1,011,819,915)	$—	$(1,011,819,915)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments July 31, 2019	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 120.7%

Alabama — 0.3%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	$420	$450,005

Arizona — 2.4%
Arizona IDA, RB, NCCU Properties LLC-North Carolina Central University Project, Series A (BAM), 5.00%, 06/01/58	1,275	1,481,244
Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.38%, 07/01/50(a)	1,185	1,280,843
City of Phoenix Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.00%, 07/01/35(a)	275	296,123
County of Maricopa IDA, Refunding RB, Honorhealth, Series A, 4.13%, 09/01/38	320	357,769

		3,415,979

California — 14.8%
Bay Area Toll Authority, Refunding RB, Subordinate, Series S-8, 3.00%, 04/01/54	2,050	1,994,547
California Health Facilities Financing Authority, Refunding RB, Adventist Health System/West, Series A, 4.00%, 03/01/39	980	1,050,286
California School Finance Authority, RB, Alliance For College-Ready Public School Projects, Series A, 5.00%, 07/01/51(a)	1,200	1,320,504
California Statewide Communities Development Authority, RB, Lancer Educational student Housing Project, Series A, 5.00%, 06/01/46(a)	1,220	1,348,966
California Statewide Communities Development Authority, Refunding RB, Lancer Educational student Housing Project, Series A, 5.00%, 06/01/36(a)	990	1,109,335
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 06/01/47	475	480,339
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/33	1,185	1,383,464
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series J:
5.25%, 05/15/23(b)	2,165	2,508,369
5.25%, 05/15/38	615	694,280
State of California, GO, Various Purposes, 6.00%, 03/01/33	1,960	2,014,429
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/31	2,100	2,457,315
5.50%, 11/01/33	1,500	1,748,940
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	610	700,646
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 5.00%, 06/01/37	2,025	2,046,769
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/40	460	540,647

		21,398,836

Colorado — 4.5%
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47(a)	250	262,810
City & County of Denver Colorado, RB, Capital Appreciation Bonds Series, Series A-2, 0.00%, 08/01/38(c)	1,000	503,360
City & County of Denver Colorado Airport System, ARB, Sub-System, Series B, 5.25%, 11/15/32	1,750	2,017,697
Colorado Health Facilities Authority, Refunding RB, :
Catholic Health Initiative, Series A, 5.50%, 07/01/34	1,675	1,678,434
Catholic Health Initiatives, Series B-1, 4.00%, 11/09/22(b)	710	774,326

Security	Par (000)	Value

Colorado (continued)
Frasier Meadows Retirement Community Project, Series A, 5.25%, 05/15/37	$210	$238,543
Colorado Housing & Finance Authority, RB, M/F Housing Project, Series B1, 3.40%, 10/01/54(d)	1,000	999,810

		6,474,980

Connecticut — 0.3%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Sub-Series B-1, 4.00%, 05/15/45	460	485,889

Florida — 9.2%
Celebration Pointe Community Development District, Special Assessment Bonds, County of Alachua Florida(a):
5.00%, 05/01/32	225	241,655
5.00%, 05/01/48	555	580,008
County of Miami-Dade Florida, RB, Seaport Department, Series A, 6.00%, 10/01/38	5,675	6,526,023
Florida Housing Finance Corp., RB, S/F Housing, Series 1,(Ginnie Mae, Fannie Mae & Freddie Mac), 3.30%, 07/01/49(d)	4,500	4,537,305
Lakewood Ranch Stewardship District, Special Assessment Bonds, Lakewood National & Polo Run Projects:
5.25%, 05/01/37	180	194,638
5.38%, 05/01/47	185	198,050
Reedy Creek Florida Improvement District, GO, Series A, 5.25%, 06/01/32	875	994,402

		13,272,081

Georgia — 4.0%
Brookhaven Development Authority, RB, Children’s Helthcare of Atlanta, Series A(d):
3.00%, 07/01/46	1,210	1,193,326
4.00%, 07/01/49	1,400	1,535,912
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49	2,320	3,132,580

		5,861,818

Illinois — 20.0%
Chicago Board of Education, GO, Series C, :
Dedicated Revenues, Series H, 5.00%, 12/01/46	215	234,741
Project, 5.25%, 12/01/35	700	760,284
Chicago Board of Education, GO, Refunding, :
Dedicated Revenues, Series D, 5.00%, 12/01/27	400	464,336
Dedicated Revenues, Series F, 5.00%, 12/01/23	290	317,947
Dedicated Revenues, Series G, 5.00%, 12/01/34	215	239,790
5.00%, 12/01/25	295	333,498
Chicago Board of Education, GO, Series D,:
5.00%, 12/01/46	245	270,500
5.00%, 12/01/46	635	667,575
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 01/01/21(b)	4,545	4,886,329
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/31	560	602,095
Sales Tax Receipts, 5.25%, 12/01/36	1,500	1,604,625
Sales Tax Receipts, 5.25%, 12/01/40	1,750	1,864,537
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	580	631,927
5.25%, 12/01/43	2,660	2,847,929
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 08/15/41	1,750	1,880,567
Illinois Finance Authority, Refunding RB, Northwestern Memorial Hospital, Series A, 6.00%, 08/15/19(b)	2,900	2,905,104
Metropolitan Pier & Exposition Authority, RB, :
Mccormick Place Expansion (BAM), 0.00%, 12/15/56(c)	2,165	502,800

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
McCormick Place Expansion Project Bonds, Series A, 5.00%, 06/15/57	$590	$650,658
McCormick Place Expansion Project, Series A, 5.50%, 06/15/53	280	315,168
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project, :
Bonds, Series B, 0.00%, 12/15/54(c)	3,020	721,116
Series B-2, 5.00%, 06/15/50	150	152,207
Railsplitter Tobacco Settlement Authority, RB(b):
5.50%, 06/01/21	1,055	1,138,113
6.00%, 06/01/21	300	326,343
State of Illinois, GO:
5.25%, 02/01/31	730	794,284
5.25%, 02/01/32	1,500	1,627,800
5.50%, 07/01/33	1,500	1,636,005
5.50%, 07/01/38	340	369,158
State of Illinois, GO, Refunding, Series B, 5.00%, 10/01/27	225	254,736

		29,000,172

Indiana — 1.3%
County of Allen Indiana, RB, StoryPoint Fort Wayne Project, Series A-1(a):
6.63%, 01/15/34	125	138,254
6.75%, 01/15/43	185	202,666
6.88%, 01/15/52	375	410,032
Indiana Finance Authority, Refunding RB, Marquette Project, 4.75%, 03/01/32	500	520,370
Town of Chesterton Indiana, RB, StoryPoint Chesterton Project, Series A-1, 6.38%, 01/15/51(a)	520	554,460

		1,825,782

Iowa — 1.1%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project, :
Series B, 5.25%, 12/01/50(e)	905	992,840
Midwestern Disaster Area, 5.25%, 12/01/25	625	684,731

		1,677,571

Kansas — 2.1%
City of Lenexa Kansas, Refunding RB, Lakeview Village, Inc., Series A, 5.00%, 05/15/43	475	515,413
Kansas Development Finance Authority, Refunding RB, Adventist Health System:
5.50%, 11/15/19(b)	55	55,675
5.50%, 11/15/29	2,445	2,473,166

		3,044,254

Louisiana — 1.3%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,095	1,155,805
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 05/15/29	740	741,369

		1,897,174

Maine — 0.5%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 07/01/32	680	739,629

Maryland — 0.7%
City of Baltimore Maryland, Refunding RB, East Baltimore Research Park, Series A, 4.50%, 09/01/33	135	142,223
Maryland Community Development Administration, Refunding RB, S/F Housing, Series A, 4.10%, 09/01/38	770	836,181

		978,404

Security	Par (000)	Value

Massachusetts — 2.5%
Massachusetts Development Finance Agency, RB, :
Emerson College Issue, Series A, 5.00%, 01/01/47	$790	$900,577
UMass Boston Student Housing Project, 5.00%, 10/01/41	500	565,780
UMass Boston Student Housing Project, 5.00%, 10/01/48	875	978,556
Massachusetts Development Finance Agency, Refunding RB, :
Emerson College Issue, 5.00%, 01/01/45	375	418,601
Trustees of Deerfield Academy, 5.00%, 10/01/40	375	390,150
Metropolitan Boston Transit Parking Corp., Refunding RB, 5.25%, 07/01/36	300	318,849

		3,572,513

Michigan — 1.9%
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 07/01/41	1,400	1,494,332
Grand Traverse County Hospital Finance Authority, RB, Munson Health Care Obligated Group, Series A, 5.00%, 07/01/44	1,110	1,311,077

		2,805,409

Minnesota — 3.9%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 5.00%, 11/15/49	1,790	2,144,885
Duluth Economic Development Authority, Refunding RB, Essentia Health Obligated Group, Series A:
4.25%, 02/15/48	2,665	2,895,176
5.25%, 02/15/58	560	662,710

		5,702,771

Montana — 0.1%
City of Kalispell Montana, Refunding RB, Immanuel Lutheran Corporation Project, Series A, 5.25%, 05/15/37	125	138,384

Nevada — 2.0%
County of Clark Nevada Airport System, ARB, Series B, 5.75%, 07/01/42	2,825	2,870,172

New Jersey — 7.7%
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/39	265	288,967
New Jersey Transportation Trust Fund Authority, RB, :
Transportation Program Bonds, Series S, 5.25%, 06/15/43	1,145	1,329,562
Transportation Program Bonds, Series S, 5.00%, 06/15/46	1,045	1,177,778
Transportation System, Series AA, 5.50%, 06/15/39	2,245	2,482,364
New Jersey Turnpike Authority, RB, Series A, 4.00%, 01/01/48	640	707,392
Tobacco Settlement Financing Corp., Refunding RB, :
Series A, 5.00%, 06/01/35	630	742,946
Series A, 5.00%, 06/01/46	1,515	1,694,603
Sub-Series B, 5.00%, 06/01/46	2,455	2,657,513

		11,081,125

New York — 5.6%
City of New York, GO, SubSeries A-1, Series A, 5.00%, 08/01/43(d)	2,500	3,079,125
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	900	919,692
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(b)	1,005	1,077,591
5.75%, 02/15/47	615	649,723
Metropolitan Transportation Authority, RB, Series A, 5.25%, 11/15/21(b)	500	547,865

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) July 31, 2019	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	$1,480	$1,505,959
Westchester New York Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 06/01/42	275	281,444

		8,061,399

Ohio — 4.3%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2:
5.75%, 06/01/34	225	223,772
5.88%, 06/01/47	1,000	982,950
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 06/01/20(b)	2,405	2,486,409
State of Ohio Higher Educational Facility Commission, Refunding RB, Ohio Wesleyan University, 4.00%, 10/01/49(d)	845	909,972
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 02/15/31	1,385	1,559,662

		6,162,765

Oklahoma — 1.1%
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B, 5.25%, 08/15/48	560	650,933
Tulsa County Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/45	850	956,182

		1,607,115

Oregon — 0.2%
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(c)	575	279,715

Pennsylvania — 3.4%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project, 5.00%, 05/01/42(a)	420	462,189
Pennsylvania Housing Finance Agency, RB, S/F Housing Mortgage, Series 123-B, 4.00%, 10/01/42	990	1,052,727
Pennsylvania Turnpike Commission, RB, Series A(b):
5.63%, 12/01/20	1,645	1,742,252
Township of Bristol Pennsylvania School District, GO, 5.25%, 06/01/37	1,530	1,699,203

		4,956,371

Puerto Rico — 5.2%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	620	630,397
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	1,135	1,142,979
5.13%, 07/01/37	325	328,247
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.00%, 07/01/38	335	338,574
6.00%, 07/01/44	610	616,100
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured, :
Series A-1, 4.50%, 07/01/34	13	13,408
Series A-1, 4.75%, 07/01/53	720	701,726
Series A-1, 5.00%, 07/01/58	2,672	2,666,416
Series A-2, 4.55%, 07/01/40	338	324,676
Series A-2, 5.00%, 07/01/58	739	709,285

		7,471,808

Security	Par (000)	Value

Rhode Island — 2.1%
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 06/01/45	$2,870	$2,937,789
5.00%, 06/01/50	125	130,769

		3,068,558

South Carolina — 5.1%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	1,825	2,082,964
South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A:
5.00%, 05/01/43	950	1,122,349
5.00%, 05/01/48	565	666,689
State of South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	1,500	1,665,315
State of South Carolina Public Service Authority, Refunding RB, :
Series A, 5.00%, 12/01/50	210	238,547
Series A, 5.00%, 12/01/55	465	522,921
Series E, 5.25%, 12/01/55	945	1,083,943

		7,382,728

Tennessee — 0.5%
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, Refunding RB, Lipscomb University Project, Series A:
4.00%, 10/01/49	240	250,243
5.25%, 10/01/58	355	421,346

		671,589

Texas — 8.6%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.00%, 01/01/21(b)	2,560	2,731,315
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 03/01/37	1,140	1,272,069
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 08/15/20(b)	2,710	2,843,983
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 09/01/21(b)	1,500	1,631,925
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	285	312,887
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 03/15/38	520	578,739
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	2,005	2,045,220
Texas Transportation Commission, RB, First Tier Toll Revenue, :
CAB, 0.00%, 08/01/41(c)	1,000	392,530
CAB, 0.00%, 08/01/42(c)	875	324,529
5.00%, 08/01/57	235	272,292

		12,405,489

Virginia — 1.5%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A:
5.00%, 03/01/26	240	256,553
5.13%, 03/01/31	470	512,446
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 01/01/43	425	455,961
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 06/01/47	1,010	997,920

		2,222,880

Washington — 1.1%
Washington State Housing Finance Commission, Refunding RB, Horizon House Project, 5.00%, 01/01/48(a)	1,405	1,562,683

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

West Virginia — 0.4%
City of Martinsburg West Virginia, RB, M/F Housing, Kings Daughters Apartments, Series A-1, 4.63%, 12/01/43	$570	$597,485

Wisconsin — 1.0%
Public Finance Authority, Refunding RB, :
Mery’s Wood at Marylhurst Projects, 5.25%, 05/15/52(a)	735	797,556
Wingate University, Series A, 5.25%, 10/01/48	590	662,611

		1,460,167

Total Municipal Bonds — 120.7% (Cost — $163,052,672)		174,603,700

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

California — 15.6%
Fremont Union High School District, GO, Refunding, Series A, 4.00%, 08/01/46	1,840	2,033,255
Grossmont California Union High School District, GO, Election of 2008, Series B, 5.00%, 08/01/20(b)	3,700	3,847,038
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 08/01/20(b)(g)	4,041	4,212,399
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 08/01/19(b)	5,978	5,977,749
San Diego Public Facilities Financing Authority Water, RB, Series B, 5.50%, 08/01/19(b)	6,448	6,447,828

		22,518,269

District of Columbia — 2.3%
District of Columbia, RB, Series A, 5.50%, 12/01/30(g)	2,129	2,159,287
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2 (FHA), 4.10%, 09/01/39	1,051	1,137,925

		3,297,212

Georgia — 0.8%
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	1,025	1,098,390

Idaho — 1.4%
Idaho State Building Authority, RB, State Office Campus Project, Series A, 4.00%, 09/01/48	1,900	2,078,923

Illinois — 1.0%
State of Illinois Toll Highway Authority, RB, Series C, 5.00%, 01/01/38	1,244	1,421,203

Iowa — 1.2%
Iowa Finance Authority, Refunding RB, UnityPoint Health, Series E, 4.00%, 08/15/46	1,605	1,690,932

Michigan — 3.4%
Michigan Finance Authority, RB, Multi Model- McLaren Health Care, 4.00%, 02/15/47	1,684	1,821,675
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.15%, 10/01/53	2,883	3,057,528

		4,879,203

New Jersey — 1.8%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(g)	2,481	2,611,795

New York — 7.5%
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.15%, 11/01/38	2,070	2,270,583
City of New York Municipal Water Finance Authority, Refunding RB, Series FF, 5.00%, 06/15/45	2,499	2,707,075
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,375	3,670,176

Security	Par (000)	Value

New York (continued)
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(g)	$1,980	$2,161,565

		10,809,399

North Carolina — 0.8%
North Carolina Housing Finance Agency, RB, S/F Housing, Series 39-B (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 01/01/48	1,089	1,138,198

Pennsylvania — 2.7%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,514	1,805,395
Pennsylvania Turnpike Commission, Refunding RB, Sub Series B-2 (AGM), 5.00%, 06/01/35	1,830	2,171,899

		3,977,294

Rhode Island — 1.6%
Rhode Island Health & Educational Building Corp., RB, Series A, 4.00%, 09/15/47	2,207	2,353,965

Texas — 4.3%
County of Harris Texas Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	4,200	4,229,820
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A (Ginnie Mae)(d):
3.63%, 09/01/44	1,140	1,184,847
3.75%, 09/01/49	809	840,748

		6,255,415

Virginia — 1.2%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57(g)	1,473	1,814,761

West Virginia — 1.2%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(g)	1,671	1,795,915

Wisconsin — 2.4%
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A:
4.10%, 11/01/43	1,436	1,532,960
4.45%, 05/01/57	1,794	1,916,234

		3,449,194

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 49.2% (Cost — $68,547,206)		71,190,068

Total Long-Term Investments — 169.9% (Cost — $231,599,878)		245,793,768

	Shares

Short-Term Securities — 2.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.27%(h)(i)	3,202,995	3,203,635

Total Short-Term Securities — 2.2% (Cost — $3,203,635)		3,203,635

Total Investments — 172.1% (Cost — $234,803,513)		248,997,403

Liabilities in Excess of Other Assets — (8.8)%		(12,853,264)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (27.5)%		(39,760,087)

Preferred Shares, at Redemption Value — (35.8)%		(51,719,007)

Net Assets Applicable to Common Shares — 100.0%		$144,665,045

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) July 31, 2019	BlackRock Municipal Income Investment Trust (BBF)

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	When-issued security.
(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires between November 15, 2019 to December 01, 2030 is $8,480,895. See Note 4 of the Notes to Financial Statements for details.

(h)	Annualized 7-day yield as of period end.
(i)

During the year ended July 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	569,880	2,633,115	3,202,995	$3,203,635	$11,617	$(33)	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	4	09/19/19	$510	$(5,896)
Long U.S. Treasury Bond	56	09/19/19	8,713	(123,480)
5-Year U.S. Treasury Note	15	09/30/19	1,763	2,173

				$(127,203)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$2,173	$—	$2,173

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$129,376	$—	$129,376

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(658,809)	$—	$(658,809)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(145,362)	$—	$(145,362)

Schedule of Investments (continued) July 31, 2019	BlackRock Municipal Income Investment Trust (BBF)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$8,380,650

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$245,793,768	$—	$245,793,768
Short-Term Securities	3,203,635	—	—	3,203,635

	$3,203,635	$245,793,768	$—	$248,997,403

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$2,173	$—	$—	$2,173
Liabilities:
Interest rate contracts	(129,376)	—	—	(129,376)

	$(127,203)	$—	$—	$(127,203)

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(39,564,935)	$—	$(39,564,935)
VRDP Shares at Liquidation Value	—	(52,000,000)	—	(52,000,000)

	$—	$(91,564,935)	$—	$(91,564,935)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments July 31, 2019	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 132.0%

New York — 126.8%

Corporate — 5.6%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 01/01/35(a)	$280	$309,355
City of New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT:
5.00%, 07/01/22	650	705,965
5.00%, 07/01/28	795	860,572
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	3,195	4,285,485
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT, 5.00%, 08/01/31	2,305	2,423,454
Niagara Area Development Corp., Refunding RB, Covanta Project, Series A, AMT, 4.75%, 11/01/42(a)	2,370	2,457,998

		11,042,829

County/City/Special District/School District — 32.2%
City of New York, GO, Refunding, Series E:
5.00%, 08/01/30	1,000	1,123,870
5.50%, 08/01/25	1,115	1,303,045
City of New York, GO :
Series A-1, 5.00%, 08/01/35	1,000	1,068,550
Series D, 5.38%, 06/01/32	25	25,089
Sub-Series A-1, Series A, 5.00%, 08/01/43(b)	5,000	6,158,250
Sub-Series D-1, Fiscal 2014, 5.00%, 08/01/31	690	785,531
Sub-Series G-1, 5.00%, 04/01/29	750	823,320
City of New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (AGM), 0.00%, 11/15/55(c)	2,000	586,580
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	2,975	3,483,368
5.00%, 11/15/45	3,700	4,321,193
City of New York Industrial Development Agency, RB, PILOT :
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/42(c)	1,960	920,573
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/45(c)	1,500	622,365
(AMBAC), 5.00%, 01/01/39	3,000	3,006,780
Queens Baseball Stadium (AGC), 6.38%, 01/01/39	150	150,554
Queens Baseball Stadium (AMBAC), 5.00%, 01/01/46	175	175,348
Yankee Stadium Project (NPFGC), 4.75%, 03/01/46	350	350,770
Yankee Stadium Project (NPFGC), 5.00%, 03/01/46	500	500,950
City of New York Transitional Finance Authority, RB, Future Tax Secured, 5.00%, 02/01/32	5,000	5,774,950
City of New York Transitional Finance Authority Future Tax Secured, RB, Future Tax Secured :
Subordinate Bond, Series C-3, 5.00%, 05/01/41	355	430,256
Sub-Series E-1, 5.00%, 02/01/43	1,725	2,060,581
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 02/01/42	2,500	2,688,825
County of Nassau New York, GO, Refunding, Series C, 5.00%, 10/01/31	945	1,157,058
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(d)	125	134,029
5.75%, 02/15/47	75	79,235
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
5.00%, 02/15/39	1,370	1,662,344
5.00%, 02/15/42	1,225	1,476,247
New York Liberty Development Corp., Refunding RB :
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 07/15/47	2,000	2,031,020

Security	Par (000)	Value

County/City/Special District/School District (continued)
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	$1,200	$1,221,048
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	1,835	2,012,463
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	480	537,504
4 World Trade Center Project, 5.00%, 11/15/31	860	925,326
4 World Trade Center Project, 5.00%, 11/15/44	7,655	8,159,158
7 World Trade Center Project, Class 1, 4.00%, 09/15/35	1,935	2,041,444
7 World Trade Center Project, Class 2, 5.00%, 09/15/43	1,420	1,530,561
7 World Trade Center Project, Class 3, 5.00%, 03/15/44	2,070	2,211,360
World Trade Center Project, 5.75%, 11/15/51	1,340	1,462,798

		63,002,343

Education — 23.3%
Amherst Development Corp., Refunding RB :
Daemen College Project, 5.00%, 10/01/43	380	431,672
Daemen College Project, 5.00%, 10/01/48	290	325,136
University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/20(d)	1,100	1,146,090
Build NYC Resource Corp., RB,(a):
Inwood Academy for Leadership Charter School Project, Series A, 5.13%, 05/01/38	660	706,213
New Dawn Charter School Project, 5.00%, 02/01/33	435	447,189
New Dawn Charter School Project, 5.75%, 02/01/49	200	208,834
Build NYC Resource Corp., Refunding RB, City University New York-Queens College Student Residences, LLC Project, Series A, 5.00%, 06/01/38	250	286,535
City of New York Trust for Cultural Resources, Refunding RB, Series A :
American Museum of Natural History, 5.00%, 07/01/37	225	258,741
Carnegie Hall, 4.75%, 12/01/39	2,000	2,020,200
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project :
Series A, 5.13%, 09/01/40	3,135	3,240,555
Series B, 4.00%, 08/01/35	470	512,690
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, The Charter School for Applied Technologies Project, Series A, 5.00%, 06/01/35	245	270,639
County of Cattaraugus New York, RB, St. Bonaventure University Project, 5.00%, 05/01/34	170	190,295
County of Dutchess New York Local Development Corp., RB, Marist College Project:
5.00%, 07/01/43	240	292,171
5.00%, 07/01/48	360	434,876
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project:
5.00%, 07/01/42	395	475,007
4.00%, 07/01/46	745	804,607
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series A, 5.00%, 07/01/21(d)	1,900	2,043,583
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 07/01/23(d)	320	369,002
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 03/01/20(d)	1,165	1,190,315
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 07/01/37	360	389,041
5.00%, 07/01/42	220	236,513

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 5.38%, 09/01/41	$750	$796,793
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 01/01/21(d)	700	744,142
Geneva Development Corp., Refunding RB, Hobart & William Smith Colleges, 5.25%, 09/01/44	500	561,905
State of New York Dormitory Authority, RB :
Convent of the Sacred Heart (AGM), 5.25%, 11/01/24	155	165,233
Convent of the Sacred Heart (AGM), 5.63%, 11/01/32	750	799,935
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	210	223,022
New York University, Series 1 (AMBAC), 5.50%, 07/01/40	1,440	2,102,890
New York University, Series B, 5.00%, 07/01/37	1,250	1,377,450
State University Dormitory Facilities, Series A, 5.00%, 07/01/41	2,000	2,118,820
State University Of New York Dormitory Facilities, Series A, 5.00%, 07/01/43	845	1,036,511
Teachers College, Series B, 5.00%, 07/01/42	1,225	1,328,806
Touro College & University System, Series A, 5.25%, 01/01/34	800	900,600
Touro College & University System, Series A, 5.50%, 01/01/39	2,000	2,261,540
University of Rochester, Series A, 5.13%, 07/01/39	110	110,337
University of Rochester, Series A, 5.75%, 07/01/39	85	85,301
State of New York Dormitory Authority, Refunding RB :
3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 05/15/29	2,000	2,206,960
Barnard College, Series A, 5.00%, 07/01/33	530	624,377
Cornell University, Series A, 5.00%, 07/01/40	800	826,464
Culinary Institute of America, 5.00%, 07/01/42	300	320,439
Fordham University, 5.00%, 07/01/44	850	972,205
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/35	1,380	1,606,417
New York University, Series A, 5.00%, 07/01/37	1,790	1,972,508
Rochester Institute of Technology, 5.00%, 07/01/42	1,000	1,085,660
Skidmore College, Series A, 5.00%, 07/01/28	75	80,321
Skidmore College, Series A, 5.25%, 07/01/29	85	91,333
St. John’s University, Series A, 5.00%, 07/01/37	835	973,952
State University Dormitory Facilities, Series A, 5.25%, 07/01/30	2,355	2,690,658
State University Dormitory Facilities, Series A, 5.25%, 07/01/32	445	506,575
St. John’s University, Series A, 5.00%, 07/01/34	250	292,993
Town of Hempstead New York Local Development Corp., Refunding RB :
Adelphi University Project, 5.00%, 10/01/35	415	474,308
Hofstra University Project, 5.00%, 07/01/47	120	143,260

		45,761,619

Health — 12.1%
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc., Series B, 4.00%, 07/01/41	1,600	1,688,384
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A, 5.75%, 07/01/40	300	309,714
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	395	395,857
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project:
4.00%, 12/01/41	200	209,178
5.00%, 12/01/46	320	367,478
Series A, 5.00%, 12/01/32	240	263,626

Security	Par (000)	Value

Health (continued)
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 08/15/40	$1,650	$1,741,195
County of Nassau New York Local Economic Assistance Corp., Refunding RB, Winthrop University Hospital Association Project, 5.00%, 07/01/42	2,800	2,992,276
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 07/01/32	230	264,376
County of Tompkins New York Development Corp., Refunding RB, Kendal at Ithaca, Inc. Project, Series A, 5.00%, 07/01/44	110	120,801
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien :
Remarketing, Series A, 5.00%, 11/01/30	3,130	3,346,064
Series B, 6.00%, 11/01/20(d)	435	461,913
Series B, 6.00%, 11/01/30	65	68,371
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project:
5.00%, 01/01/28	675	750,924
5.00%, 01/01/34	1,250	1,382,438
State of New York Dormitory Authority, RB :
New York University Hospitals Center, Series A, 6.00%, 07/01/20(d)	500	522,725
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 05/01/39	500	523,855
State of New York Dormitory Authority, Refunding RB :
Catholic Health System Obligation, 4.00%, 07/01/38	470	511,012
Catholic Health System Obligation, 4.00%, 07/01/39	615	665,756
Mount Sinai Hospital, Series A, 5.00%, 07/01/26	1,385	1,433,143
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(d)	1,750	1,870,890
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(d)	1,000	1,069,080
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/43	1,430	1,643,156
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 05/01/33	1,100	1,103,850

		23,706,062

Housing — 4.9%
City of New York Housing Development Corp., RB, M/F Housing :
Fund Grant Program, New York City Housing Authority Program, Series B1, 5.00%, 07/01/33	500	563,635
Fund Grant Program, New York City Housing Authority Program, Series B1, 5.25%, 07/01/32	1,140	1,280,243
Sustainable Neighborhood Bonds, 3.15%, 11/01/44	250	251,882
City of New York Housing Development Corp., Refunding RB, M/F Housing :
8 Spruce Street, Class F, 4.50%, 02/15/48	925	980,019
Sustainable Neighbourhood, Series B1-A, 3.65%, 11/01/49	1,150	1,189,468
County of Onondaga New York Trust for Cultural Resources, Refunding RB, Abby Lane Housing Corporation Project, 5.00%, 05/01/40	355	416,887
State of New York HFA, RB :
Affordable Housing, Series E (SONYMA), 4.15%, 11/01/47	495	522,552
M/F Housing, Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 02/15/39	1,400	1,402,156
Series H, 4.25%, 11/01/51	1,000	1,068,300
State of New York Mortgage Agency, Refunding RB, S/F, Series 213, 4.20%, 10/01/43	1,785	1,916,840

		9,591,982

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) July 31, 2019	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State — 10.4%
City of New York Transitional Finance Authority Building Aid Revenue, Refunding RB, Series S-3, 4.00%, 07/15/38	$2,360	$2,643,200
City of New York Transitional Finance Authority Future Tax Secured, RB, Series A-2, 5.00%, 08/01/38	1,420	1,717,490
State of New York Dormitory Authority, RB :
General Purpose, Series C, 5.00%, 03/15/34	2,185	2,309,917
Group B, State Sales Tax, Series A, 5.00%, 03/15/39	620	743,349
Series A, 5.00%, 03/15/36	1,360	1,637,426
Series A, 5.00%, 02/15/42	1,500	1,783,755
Series B, 5.00%, 03/15/42	4,380	4,732,064
State of New York Dormitory Authority, Refunding RB :
Group 3, Series E, 5.00%, 03/15/41	1,160	1,413,170
Series A, 5.25%, 03/15/39	1,030	1,285,801
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C:
5.00%, 03/15/30	885	999,289
5.00%, 03/15/32	1,000	1,125,330

		20,390,791

Tobacco — 3.2%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	1,000	1,021,880
Counties of New York Tobacco Trust VI, Refunding RB :
Settlement Pass-Through Turbo, Series C, 4.00%, 06/01/51	1,500	1,381,215
Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/45	130	137,748
Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/51	1,470	1,556,833
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 4.75%, 06/01/39	150	153,456
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed:
5.25%, 05/15/34	250	269,747
5.25%, 05/15/40	110	116,962
Westchester New York Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C:
4.00%, 06/01/42	720	736,870
5.13%, 06/01/51	870	918,711

		6,293,422

Transportation — 26.4%
Buffalo & Fort Erie Public Bridge Authority, RB, 5.00%, 01/01/47	535	614,426
Metropolitan Transportation Authority, RB :
Series A-1, 5.25%, 11/15/23(d)	540	635,909
Series D, 5.25%, 11/15/21(d)	220	241,061
Series E, 5.00%, 11/15/38	4,000	4,493,160
Metropolitan Transportation Authority, Refunding RB :
Green Bonds, Climate Bond Certified, Sub-Series B-2, 4.00%, 11/15/34	750	846,420
Green Bonds, Series A-1, 5.25%, 11/15/56	750	882,600
Series D, 5.25%, 11/15/21(d)	780	854,669
Series D, 5.25%, 11/15/23(d)	910	1,071,625
Series F, 5.00%, 11/15/30	2,000	2,217,580
Series F, 5.00%, 11/15/35	500	584,350
Transportation, Series D, 5.00%, 11/15/20(d)	800	840,824
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	2,695	2,985,278
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
5.00%, 07/01/41	1,040	1,153,235
5.00%, 07/01/46	5,960	6,550,934

Security	Par (000)	Value

Transportation (continued)
5.25%, 01/01/50	$560	$625,122
(AGM), 4.00%, 07/01/41	800	852,520
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC, Special Project, AMT (NPFGC) :
Series 6, 5.75%, 12/01/22	4,930	5,136,518
Series 8, 6.00%, 12/01/42	1,000	1,048,810
Port Authority of New York & New Jersey, Refunding ARB :
178th Series, AMT, 5.00%, 12/01/33	750	849,660
179th Series, 5.00%, 12/01/38	575	652,234
195th Series, AMT, 5.00%, 04/01/36	750	886,755
Consolidated, 177th Series, AMT, 4.00%, 01/15/43	640	662,106
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	500	557,390
State of New York Thruway Authority, RB, Junior Lien, Series A, 5.25%, 01/01/56	920	1,074,348
State of New York Thruway Authority, Refunding RB, General :
2nd Highway & Bridge Trust, Series A, 5.00%, 04/01/32	2,500	2,738,400
Series I, 5.00%, 01/01/37	1,760	1,902,208
Series I, 5.00%, 01/01/42	280	301,104
Series J, 5.00%, 01/01/41	2,000	2,272,040
Series K, 5.00%, 01/01/32	2,575	3,044,783
Triborough Bridge & Tunnel Authority, RB :
Series A, 5.00%, 11/15/42	1,000	1,203,590
Series B, 5.00%, 11/15/40	350	413,280
Series B, 5.00%, 11/15/45	310	364,266
Triborough Bridge & Tunnel Authority, Refunding RB :
General, CAB, Series B, 0.00%, 11/15/32(c)	1,700	1,200,914
General, Series A, 5.00%, 11/15/50	500	579,410
General, Series A, 5.25%, 11/15/45	590	694,949
Series B, 5.00%, 11/15/38	515	621,147

		51,653,625

Utilities — 8.7%
City of New York Municipal Water Finance Authority, Refunding RB :
Series AA, 4.00%, 06/15/40	2,825	3,195,244
Water & Sewer System, 2nd General Resolution, Fiscal 2011, Series BB, 5.00%, 06/15/31	1,000	1,032,590
Water & Sewer System, 2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 06/15/39	1,000	1,176,160
Long Island Power Authority, RB:
5.00%, 09/01/38	2,750	3,377,825
General, 5.00%, 09/01/36	340	414,032
General, 5.00%, 09/01/47	490	586,192
General, Electric Systems, Series A (AGM), 5.00%, 05/01/21(d)	500	534,570
General, Electric Systems, Series C (AGC), 5.25%, 09/01/29	2,000	2,605,240
Long Island Power Authority, Refunding RB, Electric System, Series B, 5.00%, 09/01/46	250	293,790
State of New York Environmental Facilities Corp., RB, Subordinated SRF Bonds, Series B, 5.00%, 06/15/48	930	1,142,570
State of New York Environmental Facilities Corp., Refunding RB, Revolving Funds, New York City Municipal Water, Series B, 5.00%, 06/15/36	350	373,023
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series E, 5.00%, 12/15/41	2,000	2,267,420

		16,998,656

Total Municipal Bonds in New York		248,441,329

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico — 5.2%

State — 3.1%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured :
Series A-1, 4.50%, 07/01/34	$17	$17,534
Series A-1, 4.75%, 07/01/53	989	963,899
Series A-1, 5.00%, 07/01/58	3,751	3,743,160
Series A-2, 4.55%, 07/01/40	468	449,551
Series A-2, 5.00%, 07/01/58	1,010	969,388

		6,143,532

Tobacco — 0.5%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	985	1,001,519

Utilities — 1.6%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	1,545	1,555,861
5.13%, 07/01/37	445	449,446
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 07/01/38	1,020	1,030,882

		3,036,189

Total Municipal Bonds — 132.0% (Cost — $240,424,622)		258,622,569

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

New York — 33.8%

County/City/Special District/School District — 8.6%
City of New York, GO :
Sub-Series G-1, 5.00%, 04/01/29	4,370	4,797,211
Sub-Series I-1, 5.00%, 03/01/36	1,500	1,725,360
Sub-Series-D1, Series D, 5.00%, 12/01/43(f)	2,850	3,495,098
City of New York Transitional Finance Authority, RB, Future Tax Secured:
Sub-Series F-1, 5.00%, 05/01/38	1,424	1,717,139
Sub-Series D-1, 5.00%, 11/01/38	825	884,788
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(f):
5.75%, 02/15/21(d)	774	825,091
5.75%, 02/15/47	476	507,571
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 09/15/40	2,610	2,821,567

		16,773,825

Education — 2.0%
City of New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 08/01/33	3,527	3,984,437

Housing — 1.6%
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.25%, 11/01/43	2,830	3,065,654

State — 3.3%
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A:
5.00%, 10/15/31	750	888,630
4.00%, 10/15/32	1,000	1,125,860
State of New York Dormitory Authority, RB, General Purpose, Series C, 5.00%, 03/15/41	1,500	1,576,830
State of New York Dormitory Authority, Refunding RB, Bid Group 4, Series C, 5.00%, 03/15/39	1,000	1,218,540
State of New York Urban Development Corp., RB, State Personal Income Tax, General Purpose, Series A, 4.00%, 03/15/47	1,497	1,640,134

		6,449,994

Security	Par (000)	Value

Transportation — 8.0%
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	$6,495	$7,063,050
Port Authority of New York & New Jersey, Refunding ARB :
Consolidated, Series 169th, 5.00%, 10/15/26	1,500	1,618,725
Consolidated, Series 210th, 5.00%, 09/01/48	1,900	2,307,303
Series 194th, 5.25%, 10/15/55	1,455	1,726,183
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 03/15/31	1,180	1,271,580
Triborough Bridge & Tunnel Authority, Refunding RB, General, Series A, 5.00%, 11/15/46	1,500	1,774,500

		15,761,341

Utilities — 10.3%
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution :
Fiscal 2011, Series HH, 5.00%, 06/15/32	5,310	5,670,602
Fiscal 2012, Series BB, 5.00%, 06/15/44	3,511	3,789,861
Utility Debt Securitization Authority, Refunding RB:
5.00%, 12/15/41	6,868	7,786,238
Restructuring, Series A, 5.00%, 12/15/35	2,000	2,413,620
Restructuring, Series B, 4.00%, 12/15/35	370	412,434

		20,072,755

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 33.8% (Cost — $61,786,831)		66,108,006

Total Long-Term Investments — 165.8% (Cost — $302,211,453)		324,730,575

	Shares

Short-Term Securities — 2.5%
BlackRock Liquidity Funds New York Money Fund Portfolio, 1.23%(g)(h)	4,949,042	4,949,042

Total Short-Term Securities — 2.5% (Cost — $4,949,042)		4,949,042

Total Investments — 168.3% (Cost — $307,160,495)		329,679,617

Liabilities in Excess of Other Assets — (1.9)%		(3,651,697)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.2)%		(35,659,662)

VMTP Shares, at Liquidation Value, Net of Deferred Offering Costs — (48.2)%		(94,500,000)

Net Assets Applicable to Common Shares — 100.0%		$195,868,258

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	When-issued security.
(c)	Zero-coupon bond.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires between August 15, 2020 to December 01, 2026, is $2,160,162. See Note 4 of the Notes to Financial Statements for details.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) July 31, 2019	BlackRock New York Municipal Income Trust (BNY)

(g)	Annualized 7-day yield as of period end.
(h)

During the year ended July 31, 2019, investments in issuers considered to be an affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds New York Money Fund Portfolio	—	4,949,042	4,949,042	$4,949,042	$16,699	$—	$—
BlackRock Liquidity Funds, MuniCash, Institutional Class	2,136,343	(2,136,343)	—	—	5,172	45	(259)

				$4,949,042	$21,871	$45	$(259)

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	13	09/19/19	$1,656	$(14,371)
Long U.S. Treasury Bond	57	09/19/19	8,869	(146,101)
5-Year U.S. Treasury Note	38	09/30/19	4,467	2,117

				$(158,355)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$2,117	$—	$2,117

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$160,472	$—	$160,472

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(1,058,343)	$—	$(1,058,343)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(139,495)	$—	$(139,495)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$15,049,723

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock New York Municipal Income Trust (BNY)

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$324,730,575	$—	$324,730,575
Short-Term Securities	4,949,042	—	—	4,949,042

	$4,949,042	$324,730,575	$—	$329,679,617

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$2,117	$—	$—	$2,117
Liabilities:
Interest rate contracts	(160,472)	—	—	(160,472)

	$(158,355)	$—	$—	$(158,355)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(35,517,166)	$—	$(35,517,166)
VMTP Shares at Liquidation Value	—	(94,500,000)	—	(94,500,000)

	$—	$(130,017,166)	$—	$(130,017,166)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Statements of Assets and Liabilities

July 31, 2019

	BFZ	BTT	BBF	BNY

ASSETS
Investments at value — unaffiliated(a)	$830,942,013	$2,793,955,364	$245,793,768	$324,730,575
Investments at value — affiliated(b)	—	3,726,538	3,203,635	4,949,042
Cash	—	—	8,656	11,781
Cash pledged for futures contracts	648,000	—	127,850	165,250
Receivables:
Investments sold	6,939,525	115,000	2,200,142	20,000
TOB Trust	—	—	1,300,208	—
Dividends — affiliated	1,643	6,184	3,245	5,535
Interest — unaffiliated	9,959,323	25,468,210	2,666,484	3,214,295
Variation margin on futures contracts	3,982	—	983	2,512
Prepaid expenses	18,471	45,062	32,091	16,274

Total assets	848,512,957	2,823,316,358	255,337,062	333,115,264

ACCRUED LIABILITIES
Bank overdraft	253,262	—	—	—
Payables:
Investments purchased	31,080,765	—	18,316,284	6,116,400
Income dividend distributions — Common Shares	1,323,970	4,399,548	552,467	577,435
Interest expense and fees	789,350	1,254,786	195,152	142,496
Investment advisory fees	399,913	953,342	113,360	165,616
Trustees’ and Officer’s fees	84,511	11,473	28,725	35,103
Variation margin on futures contracts	213,622	—	48,950	53,554
Other accrued expenses	169,762	496,344	133,137	139,236

Total accrued liabilities	34,315,155	7,115,493	19,388,075	7,229,840

OTHER LIABILITIES
TOB Trust Certificates	156,312,177	261,819,915	39,564,935	35,517,166
RVMTP Shares, at liquidation value of $5,000,000 per share, net of deferred offering costs(c)	—	749,642,648	—	—
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)	—	—	51,719,007	—
VMTP Shares, at liquidation value of $100,000 per share(c)	171,300,000	—	—	94,500,000

Total other liabilities	327,612,177	1,011,462,563	91,283,942	130,017,166

Total liabilities	361,927,332	1,018,578,056	110,672,017	137,247,006

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$486,585,625	$1,804,738,302	$144,665,045	$195,868,258

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(d)	$446,985,849	$1,671,126,936	$134,217,749	$178,186,257
Accumulated earnings	39,599,776	133,611,366	10,447,296	17,682,001

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$486,585,625	$1,804,738,302	$144,665,045	$195,868,258

Net asset value per Common share	$15.25	$25.60	$14.14	$15.09

(a) Investments at cost — unaffiliated	$788,792,856	$2,632,322,319	$231,599,878	$302,211,453
(b) Investments at cost — affiliated	$—	$3,726,538	$3,203,635	$4,949,042
(c) Preferred Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	1,713	150	520	945
(d) Common Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	31,902,885	70,505,571	10,230,868	12,976,074

See notes to financial statements.

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended July 31, 2019

	BFZ	BTT	BBF	BNY

INVESTMENT INCOME
Dividends — affiliated	$34,452	$199,619	$11,617	$21,871
Interest — unaffiliated	29,503,042	91,194,432	10,910,095	12,624,881

Total investment income	29,537,494	91,394,051	10,921,712	12,646,752

EXPENSES
Investment advisory	4,627,439	10,840,251	1,344,777	1,905,110
Professional	97,058	222,132	111,876	62,464
Accounting services	46,627	264,176	49,149	58,885
Rating agency	44,473	45,563	44,248	—
Trustees and Officer	42,599	137,861	6,711	18,000
Transfer agent	35,512	77,495	27,878	23,050
Custodian	31,011	19,050	8,441	6,313
Registration	12,133	26,814	9,305	9,307
Printing	9,746	17,283	7,677	8,064
Liquidity fees	—	—	2,017	—
Remarketing fees on Preferred Shares	—	—	1,980	—
Miscellaneous	27,893	124,036	16,042	64,616

Total expenses excluding interest expense, fees and amortization of offering costs	4,974,491	11,774,661	1,630,101	2,155,809
Interest expense, fees and amortization of offering costs(a)	7,919,163	23,404,119	2,254,484	2,992,750

Total expenses	12,893,654	35,178,780	3,884,585	5,148,559
Less fees waived and/or reimbursed by the Manager	(1,508)	(13,533)	(774)	(535)

Total expenses after fees waived and/or reimbursed	12,892,146	35,165,247	3,883,811	5,148,024

Net investment income	16,645,348	56,228,804	7,037,901	7,498,728

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Capital gain distributions from investment companies — affiliated	—	5	12	—
Futures contracts	(3,260,193)	—	(658,809)	(1,058,343)
Investments — affiliated	(9)	871	(45)	45
Investments — unaffiliated	2,059,842	(456,310)	392,948	(719,586)

	(1,200,360)	(455,434)	(265,894)	(1,777,884)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	(324,549)	—	(145,362)	(139,495)
Investments — affiliated	(610)	(2,680)	—	(259)
Investments — unaffiliated	21,662,979	136,564,584	3,345,750	8,775,024

	21,337,820	136,561,904	3,200,388	8,635,270

Net realized and unrealized gain	20,137,460	136,106,470	2,934,494	6,857,386

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$36,782,808	$192,335,274	$9,972,395	$14,356,114

(a)	Related to TOB Trusts, VMTP Shares, RVMTP Shares and/or VRDP Shares.

See notes to financial statements.

FINANCIAL STATEMENTS	41

Statements of Changes in Net Assets

	BFZ		BTT
	Year Ended July 31,		Year Ended July 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$16,645,348	$20,790,086	$56,228,804	$59,750,624
Net realized gain (loss)	(1,200,360)	7,053,535	(455,434)	5,215,938
Net change in unrealized appreciation (depreciation)	21,337,820	(23,389,382)	136,561,904	(19,498,300)

Net increase in net assets applicable to Common Shareholders resulting from operations	36,782,808	4,454,239	192,335,274	45,468,262

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to common shareholders	(22,604,406)	(21,374,933)	(52,794,572)	(60,111,851)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total increase (decrease) in net assets applicable to Common Shareholders	14,178,402	(16,920,694)	139,540,702	(14,643,589)
Beginning of year	472,407,223	489,327,917	1,665,197,600	1,679,841,189

End of year	$486,585,625	$472,407,223	$1,804,738,302	$1,665,197,600

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BBF		BNY
	Year Ended July 31,		Year Ended July 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$7,037,901	$8,136,606	$7,498,728	$7,786,646
Net realized gain (loss)	(265,894)	1,259,032	(1,777,884)	832,277
Net change in unrealized appreciation (depreciation)	3,200,388	(7,344,232)	8,635,270	(7,072,798)

Net increase in net assets applicable to Common Shareholders resulting from operations	9,972,395	2,051,406	14,356,114	1,546,125

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
From net investment income	(7,106,298)	(8,338,505)	(6,939,968)	(8,310,969)
From return of capital	(73,775)	—	—	—

Decrease in net assets resulting from distributions to shareholders	(7,180,073)	(8,338,505)	(6,939,968)	(8,310,969)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	64,363	105,235	—	188,434

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total increase (decrease) in net assets applicable to Common Shareholders	2,856,685	(6,181,864)	7,416,146	(6,576,410)
Beginning of year	141,808,360	147,990,224	188,452,112	195,028,522

End of year	$144,665,045	$141,808,360	$195,868,258	$188,452,112

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Cash Flows

Year Ended July 31, 2019

	BFZ	BTT	BBF	BNY

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$36,782,808	$192,335,274	$9,972,395	$14,356,114
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	408,134,686	568,585,949	84,716,468	71,553,477
Purchases of long-term investments	(411,919,631)	(598,154,620)	(71,184,275)	(73,523,093)
Net proceeds from sales (purchases) of short-term securities	6,191,208	10,575,346	(2,633,686)	(2,812,485)
Amortization of premium and accretion of discount on investments and other fees	7,588,434	15,685,852	700,669	1,783,999
Net realized (gain) loss on investments	(2,059,833)	455,439	(392,903)	719,541
Net unrealized appreciation on investments	(21,662,369)	(136,561,904)	(3,345,750)	(8,774,765)

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	2,212	25,468	(2,563)	(4,163)
Interest — unaffiliated	540,453	660,551	260,830	85,874
Variation margin on futures contracts	(3,780)	—	(929)	(2,462)
Prepaid expenses	2,797	(4,665)	(15,619)	706

Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	4,868	45,706	(4,423)	5,428
Interest expense and fees	151,347	244,075	9,853	46,449
Trustees’ and Officer’s fees	2,744	(4,072)	(6,076)	1,249
Variation margin on futures contracts	180,454	—	43,788	40,717
Other accrued expenses	8,501	(19,411)	16,084	11,078

Net cash provided by operating activities	23,944,899	53,868,988	18,133,863	3,487,664

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Proceeds from TOB Trust Certificates	24,879,635	—	7,061,284	5,287,005
Repayments of TOB Trust Certificates	(25,693,326)	—	(17,839,372)	(1,634,863)
Proceeds from Loan for TOB Trust Certificates	8,760,468	—	839,160	—
Repayments of Loan for TOB Trust Certificates	(8,760,468)	—	(839,160)	—
Cash dividends paid to Common Shareholders	(22,779,871)	(52,794,572)	(7,181,932)	(6,939,968)
Decrease in bank overdraft	(12,337)	(1,105,685)	(91,298)	(148,057)
Amortization of deferred offering costs	—	31,269	6,111	—

Net cash used for financing activities	(23,605,899)	(53,868,988)	(18,045,207)	(3,435,883)

CASH
Net increase in restricted and unrestricted cash	339,000	—	88,656	51,781
Restricted and unrestricted cash at beginning of year	309,000	—	47,850	125,250

Restricted and unrestricted cash at end of year	$648,000	$—	$136,506	$177,031

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$7,767,816	$23,128,775	$2,238,520	$2,946,301

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	—	—	64,363	—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	—	—	8,656	11,781
Cash pledged:
Futures contracts	648,000	—	127,850	165,250

Total	$648,000	$—	$136,506	$177,031

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash pledged:
Futures contracts	$309,000	$—	$47,850	$125,250

See notes to financial statements.

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BFZ

	Year Ended July 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$14.81	$15.34	$16.35	$15.84	$15.83

Net investment income(a)	0.52	0.65	0.73	0.83	0.83
Net realized and unrealized gain (loss)	0.63	(0.51)	(0.97)	0.54	0.05

Net increase (decrease) from investment operations	1.15	0.14	(0.24)	1.37	0.88

Distributions to Common Shareholders(b)
From net investment income	(0.55)	(0.67)	(0.77)	(0.86)	(0.87)
From net realized gain	(0.16)	—	—	—	—

Total distributions	(0.71)	(0.67)	(0.77)	(0.86)	(0.87)

Net asset value, end of year	$15.25	$14.81	$15.34	$16.35	$15.84

Market price, end of year	$13.50	$12.75	$14.71	$16.76	$14.65

Total Return Applicable to Common Shareholders(c)
Based on net asset value	8.89%	1.41%	(1.22)%	8.92%	5.96%

Based on market price	11.96%	(8.95)%	(7.59)%	20.72%	7.66%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.76%	2.41%	2.14%	1.68%	1.53%

Total expenses after fees waived and/or reimbursed paid indirectly	2.76%	2.41%	2.14%	1.68%	1.53%

Total expenses after fees waived and/or reimbursed paid indirectly and excluding interest expense, fees, and amortization of offering costs(d)	1.06%	1.05%	1.07%	1.04%	1.00%

Net investment income to Common Shareholders	3.56%	4.33%	4.73%	5.17%	5.20%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$486,586	$472,407	$489,328	$521,335	$504,967

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$171,300	$171,300	$171,300	$171,300	$171,300

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$384,055	$375,778	$385,656	$404,341	$394,785

Borrowings outstanding, end of year (000)	$156,312	$157,126	$169,863	$183,691	$155,533

Portfolio turnover rate	51%	45%	38%	30%	37%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOBs and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BTT

	Year Ended July 31,
	2019	2018	2017		2016	2015

Net asset value, beginning of year	$23.62	$23.83	$25.38		$22.73	$21.99

Net investment income(a)	0.80	0.85	0.90		1.03	1.09
Net realized and unrealized gain (loss)	1.93	(0.21)	(1.50)		2.58	0.61

Net increase (decrease) from investment operations	2.73	0.64	(0.60)		3.61	1.70

Distributions to Common Shareholders from net investment income(b)	(0.75)	(0.85)	(0.95)		(0.96)	(0.96)

Net asset value, end of year	$25.60	$23.62	$23.83		$25.38	$22.73

Market price, end of year	$23.49	$21.43	$23.14		$24.24	$20.80

Total Return Applicable to Common Shareholders(c)
Based on net asset value	12.17%	3.04%	(2.14)%		16.57%	8.32%

Based on market price	13.45%	(3.73)%	(0.51)%		21.67%	11.37%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.07%	1.76%	1.49	%(d)	1.17%	1.14%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.07%	1.76%	1.49	%(d)	1.09%	1.06%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(e)	0.69%	0.69%	0.68	%(d)	0.61%	0.62%

Net investment income to Common Shareholders	3.31%	3.55%	3.80	%(d)	4.30%	4.77%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$1,804,738	$1,665,198	$1,679,841		$1,789,120	$1,602,414

RVMTP Shares outstanding at $5,000,000 liquidation value, end of year (000)	$750,000	$750,000	$750,000		$750,000	$750,000

Asset coverage per RVMTP Shares at $5,000,000 liquidation value, end of year	$340,632	$16,101,317	$16,198,941		$16,927,465	$15,682,760

Borrowings outstanding, end of year (000)	$261,820	$261,820	$184,115		$184,115	$184,120

Portfolio turnover rate	21%	23%	32%		42%	12%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or RVMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details

See notes to financial statements.

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BBF

	Year Ended July 31,
	2019	2018	2017	2016		2015

Net asset value, beginning of year	$13.87	$14.48	$15.47	$15.14		$15.09

Net investment income(a)	0.69	0.80	0.84	0.84		0.87
Net realized and unrealized gain (loss)	0.28	(0.59)	(0.96)	0.36		0.05

Net increase (decrease) from investment operations	0.97	0.21	(0.12)	1.20		0.92

Distributions to Common Shareholders(b)
From net investment income	(0.69)	(0.82)	(0.87)	(0.87)		(0.87)
From return of capital	(0.01)	—	—	—		—

Total distributions	(0.70)	(0.82)	(0.87)	(0.87)		(0.87)

Net asset value, end of year	$14.14	$13.87	$14.48	$15.47		$15.14

Market price, end of year	$14.25	$13.37	$15.27	$16.00		$13.44

Total Return Applicable to Common Shareholders(c)
Based on net asset value	7.49%	1.65%	(0.65)%	8.40%		6.76%

Based on market price	12.38%	(7.08)%	1.30%	26.29%		6.09%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.77%	2.53%	2.16%	2.01	%(d)	1.76%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.77%	2.53%	2.16%	2.01	%(d)	1.76%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(e)(f)	1.16%	1.15%	1.13%	1.45	%(d)	1.50%

Net investment income to Common Shareholders	5.01%	5.63%	5.72%	5.50%		5.65%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$144,665	$141,808	$147,990	$157,965		$101,509

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$52,000	$52,000	$52,000	$52,000		$34,200

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$378,202	$372,708	$384,597	$403,780		$396,809

Borrowings outstanding, end of year (000)	$39,565	$49,043	$50,028	$47,193		$29,682

Portfolio turnover rate	36%	31%	39%	17%		11%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)

Includes reorganization costs associated with the Trust’s reorganization in 2016. Without these costs, total expenses, total expenses after fees waived and/or paid indirectly and total expenses after fees waived and/or paid indirectly and excluding interest expense, fees and amortization of offering costs would have been 1.83%, 1.83% and 1.26%, respectively, for the year ended July 31, 2016.

(e)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(f)	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended July 31,
	2019	2018	2017	2016	2015
Expense ratios	1.16%	—%	—%	1.38%	1.17%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BNY

	Year Ended July 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$14.52	$15.04	$15.94	$14.97	$14.68

Net investment income(a)	0.58	0.60	0.67	0.75	0.79
Net realized and unrealized gain (loss)	0.52	(0.48)	(0.85)	1.02	0.33

Net increase (decrease) from investment operations	1.10	0.12	(0.18)	1.77	1.12

Distributions to Common Shareholders from net investment income(b)	(0.53)	(0.64)	(0.72)	(0.80)	(0.83)

Net asset value, end of year	$15.09	$14.52	$15.04	$15.94	$14.97

Market price, end of year	$13.81	$12.53	$15.37	$16.71	$14.54

Total Return Applicable to Common Shareholders(c)
Based on net asset value	8.33%	1.13%	(0.93)%	12.13%	8.00%

Based on market price	14.88%	(14.61)%	(3.43)%	21.02%	11.67%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.73%	2.45%	2.15%	1.75%	1.73%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.73%	2.45%	2.14%	1.75%	1.73%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	1.14%	1.12%	1.12%	1.11%	1.12%

Net investment income to Common Shareholders	3.98%	4.06%	4.45%	4.89%	5.24%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$195,868	$188,452	$195,029	$206,414	$193,299

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$94,500	$94,500	$94,500	$94,500	$94,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$307,268	$299,420	$306,379	$318,428	$304,549

Borrowings outstanding, end of year (000)	$35,517	$31,865	$32,047	$31,780	$28,961

Portfolio turnover rate	23%	9%	16%	14%	11%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock California Municipal Income Trust	BFZ	Delaware	Diversified
BlackRock Municipal 2030 Target Term Trust	BTT	Delaware	Diversified
BlackRock Municipal Income Investment Trust	BBF	Delaware	Diversified
BlackRock New York Municipal Income Trust	BNY	Delaware	Diversified

The Board of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance on the Trusts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a trust may be required to pay more at settlement than the security is worth. In addition, a trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Municipal Bonds Transferred to TOB Trusts: Certain trusts leverage their assets through the use of “TOB Trust” transactions. The trusts transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating trusts that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a trust provide the trust with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The trusts may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other trusts managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a trust has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the trusts ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a trust, upon the occurrence of a termination event, as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a trust’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a trust to borrow money for purposes of making investments. Each trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to the trust. A trust typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a trust on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a trust incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expense	Total
BFZ	$2,547,263	$739,205	$229,426	$3,515,894
BTT	4,269,259	936,060	639,801	5,845,120
BBF	700,576	191,343	71,299	963,218
BNY	559,916	163,778	42,230	765,924

For the year ended July 31, 2019, the following table is a summary of each Trust’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BFZ	$344,969,182	$156,312,177	1.35% — 1.65%	$159,234,127	2.20%
BTT	458,903,054	261,819,915	1.43% — 1.55%	261,819,915	2.23
BBF	71,190,068	39,564,935	1.36% — 1.58%	43,351,461	2.22
BNY	66,108,006	35,517,166	1.41% — 1.55%	34,695,261	2.21

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the trusts, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the trusts, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (continued)

TOB Trust. If the trust invests in a TOB Trust on a recourse basis, the trust enters into a reimbursement agreement with the Liquidity Provider where the trust is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if the trust invests in a recourse TOB Trust, the trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by the trust at July 31, 2019, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a trust at July 31, 2019.

For the year ended July 31, 2019, the following table is a summary of each Trust’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
BFZ	$—	—%	$270,972	0.82%
BBF	—	—	9,196	0.78

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except BTT, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of each Trust’s managed assets.

	BFZ	BBF	BNY
Investment advisory fees	0.58%	0.57%	0.60%

For such services, BTT pays the Manager a monthly fee at an annual rate equal to 0.40% of the average daily value of the Trust’s managed assets.

For purposes of calculating these fees, for each Trust except for BTT, “managed assets” means the total assets of the Trust minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

For purposes of calculating these fees for BTT, “managed assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of its accrued liabilities (other than money borrowed for investment purposes).

Expense Waivers: With respect to each Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2019, the amounts waived were as follows:

	BFZ	BTT	BBF	BNY
Amounts waived	$1,508	$13,533	$774	$535

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2020. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the year ended July 31, 2019, there were no fees waived by the Manager pursuant to these arrangements.

Trustees and Officers: Certain trustees and/or officers of the Trusts are trustees and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended July 31, 2019, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
BTT	$—	$300,000	$—
BBF	—	259,416	(19,276)

7.	PURCHASES AND SALES

For the year ended July 31, 2019, purchases and sales of investments, excluding short-term securities, were as follows:

	BFZ	BTT	BBF	BNY
Purchases	$423,557,623	$585,504,467	$87,879,390	$79,639,493
Sales	402,712,571	568,305,949	85,344,502	71,553,477

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2019. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of July 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to non-deductible expenses and the expiration of capital loss carryforwards were reclassified to the following accounts:

	BTT	BBF	BNY
Paid-in capital	$(31,269)	$(657,576)	$(1,982,931)
Accumulated earnings	31,269	657,576	1,982,931

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

	BFZ	BTT	BBF	BNY
Tax-exempt income(a)
7/31/2019	$20,679,610	$70,317,185	$8,386,654	$9,153,203
7/31/2018	24,915,719	73,569,689	9,397,956	10,229,776
Ordinary income(b)
7/31/2019	178,261	5,117	4,798	13,591
7/31/2018	2,214	31,299	5,666	38,574
Long-term capital gains(c)
7/31/2019	6,149,804	—	—	—
7/31/2018	—	—	—	—
Tax return of capital
7/31/2019	—	—	73,775	—
7/31/2018	—	—	—	—

Total
7/31/2019	$27,007,675	$70,322,302	$8,465,227	$9,166,794

7/31/2018	$24,917,933	$73,600,988	$9,403,622	$10,268,350

(a)	The Trusts designate these amounts paid during the fiscal year ended July 31, 2019, as exempt-interest dividends.
(b)

Ordinary income consists primarily of taxable income recognized from market discount and net short-term gains. Additionally, all ordinary income distributions are comprised of interest related dividends and qualified short-term gains for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

(c)	The Trusts designate these amounts paid during the fiscal year ended July 31, 2019, as capital gain dividends.

As of period end, the tax components of accumulated net earnings were as follows:

	BFZ	BTT	BBF	BNY
Undistributed tax-exempt income	$—	$1,230,222	$—	$760,104
Undistributed ordinary income	7,156	—	—	3,814
Non-expiring capital loss carryforwards(a)	(1,242,628)	(24,405,259)	(3,116,059)	(5,375,343)
Net unrealized gains(b)	40,835,248	156,786,403	13,563,355	22,293,426

	$39,599,776	$133,611,366	$10,447,296	$17,682,001

(a)	Amounts available to offset future realized capital gains.
(b)

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains / (losses) on certain futures contracts, the treatment of residual interests in tender option bond trusts and the deferral of compensation to Trustees.

As of July 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BFZ	BTT	BBF	BNY
Tax cost	$633,113,356	$2,379,075,584	$195,289,010	$271,835,347

Gross unrealized appreciation	$41,557,599	$160,381,737	$14,273,263	$22,649,943
Gross unrealized depreciation	(41,117)	(3,595,334)	(129,806)	(322,839)

Net unrealized appreciation	$41,516,482	$156,786,403	$14,143,457	$22,327,104

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

There is no assurance that BTT will achieve its investment objective and BTT may return less than $25.00 per share. As BTT approaches its scheduled termination date, it is expected that the maturity of BTT’s portfolio securities will shorten, which is likely to reduce BTT’s income and distributions to shareholders.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Trusts’ investments in the TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: Each of BFZ and BNY invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject each Trust to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Trusts’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, each of BFZ and BNY invested a significant portion of its assets in securities in the county, city, special district and school district sector. Changes in economic conditions affecting such sector would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10.	CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001. The par value for each Trust’s Preferred Shares outstanding is $0.001. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (continued)

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended July 31,	BFZ	BTT	BBF	BNY
2019	$—	$—	$4,609	$—
2018	—	—	7,282	12,500

For the years ended July 31, 2019 and July 31, 2018, shares issued and outstanding remained constant for BFZ and BTT.

On November 15, 2018, the Board of Trustees authorized BFZ, BBF and BNY to participate in an open market share repurchase program (the “Repurchase Program”). Under the Repurchase Program BFZ, BBF and BNY may repurchase up to 5% of its outstanding common shares through November 30, 2019, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts. For the year ended July 31, 2019, BFZ, BBF and BNY did not repurchase any shares.

Preferred Shares

A Trust’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BBF has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BBF	09/15/11	342	$34,200,000	10/01/41
BBF	05/16/16	178	17,800,000	10/01/41

Redemption Terms: BBF is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, BBF is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, BBF is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of BBF. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Trust and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

BBF
Expiration Date	04/15/20

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, BBF is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance BBF will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: BBF may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), BBF may incur nominal or no remarketing fees.

56	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Ratings: As of period end, the VRDP Shares were assigned the following long-term ratings:

	Moody’s	Fitch
BBF	Aa1	AAA

Special Rate Period: BBF has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. BBF’s special rate period has commenced on October 22, 2015 and has a current expiration date of April 15, 2020.

Prior to the expiration date, the VRDP Trust and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Trust on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Trust is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Trust will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Trust will pay nominal or no fees to the liquidity provider and remarketing agent.

If a VRDP Trust redeems its VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the year ended July 31, 2019, the annualized dividend rate for the VRDP Shares was 2.47%.

VMTP Shares

BFZ and BNY (for purposes of this section, the “VMTP Trusts”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and the VMTP Trusts may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
BFZ	03/22/12	1,713	$171,300,000	03/30/20	Aa2	AAA
BNY	03/22/12	945	94,500,000	03/30/20	Aa2	AAA

Redemption Terms: Each VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Trust. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If a VMTP Trust redeems its VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on the VMTP Shares is subject to a step-up spread if the VMTP Trusts fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (continued)

For the year ended July 31, 2019, the average annualized dividend rates for the VMTP Shares were as follows.

	BFZ	BNY
Rate	2.57%	2.36%

RVMTP Shares

BTT has issued Series W-7 RVMTP Shares, $5,000,000 liquidation preference per share, in privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. As of period end, the RVMTP Shares outstanding of BTT were as follows:

	Issue Date	Shares Issued	Shares Outstanding	Aggregate Principal	Term Redemption Date
BTT	01/10/2013	50	50	$250,000,000	12/31/2030
	01/30/2013	50	50	250,000,000	12/31/2030
	02/20/2013	50	50	250,000,000	12/31/2030

Redemption Terms: BTT is required to redeem its RVMTP Shares on the term redemption date or within six months of an unsuccessful remarketing, unless earlier redeemed or repurchased. There is no assurance that RVMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the RVMTP Shares. In addition, BTT is required to redeem certain of its outstanding RVMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, RVMTP Shares may be redeemed, in whole or in part, at any time at the option of BTT. The redemption price per RVMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. The RVMTP Shares are subject to remarketing upon 90 days’ notice by holders of the RVMTP Shares and 30 days’ notice by BTT. Each remarketing must be at least six months apart from the last remarketing. A holder of RVMTP Shares may submit notice of remarketing only if such holder requests a remarketing of at least the lesser of (i) $100,000,000 of RVMTP Shares or (ii) all of the RVMTP Shares held by such holder.

Dividends: Dividends on the RVMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to a percentage of the one-month LIBOR rate. The fixed rate spread may be adjusted at each remarketing or upon the agreement of BTT and the then-holder(s) of the RVMTP Shares. In the event that all of the RVMTP Shares submitted for remarketing are not successfully remarketed, a failed remarketing would occur, and all holders would retain their RVMTP Shares. In the event of a failed remarketing, the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. BTT has the right to reject any fixed spread determined at a remarketing, and such rejection would result in a failed remarketing and the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. The fixed rate spread applicable due to a failed remarketing depends on whether the remarketing was pursuant to a mandatory or non-mandatory tender. In the case of a failed remarketing following a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.75%. In the case of a failed remarketing not associated with a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.25%.

For the year ended July 31, 2019, the average annualized dividend rate for the RVMTP Shares was 2.34%.

Remarketing: In the event of a failed remarketing that is not subsequently cured, BTT will be required to redeem the RVMTP Shares subject to such failed remarketing on a date that is approximately six months from the remarketing date for such failed remarketing, provided that no redemption of any RVMTP Share may occur within one year of the date of issuance of such RVMTP Share. At the date of issuance and as of period end, the RVMTP Shares were assigned long-term ratings of Aa1 from Moody’s and AAA from Fitch. The dividend rate on the RVMTP Shares is subject to a step-up spread if BTT fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

During the year ended July 31, 2019, no RVMTP Shares were tendered for remarketing.

For the year ended July 31, 2019, RVMTP Shares issued and outstanding of BTT Trust remained constant.

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP, VMTP and RVMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP, VMTP and RVMTP Shares with the exception of any upfront fees paid by the VRDP Trust to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP, VMTP and RVMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP, VMTP and RVMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP, VMTP and RVMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP, VMTP and RVMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP, VMTP and RVMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP, VMTP and RVMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

58	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Dividends Accrued	Deferred Offering Costs Amortization
BFZ	$4,403,269	$—
BTT	17,527,730	31,269
BBF	1,285,154	6,112
BNY	2,226,826	—

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Trusts have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended July 31, 2018 were classified as follows:

Net Investment Income
BFZ	$21,374,933
BTT	60,111,851
BBF	8,338,505
BNY	8,310,969

Undistributed (distributions in excess of) net investment income as of July 31, 2018 was as follows:

Undistributed (Distributions in Excess of) Net Investment Income
BFZ	$(307,812)
BTT	6,241,370
BBF	294,524
BNY	796,400

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
BFZ	$0.0415	$0.0415	VMTP	W-7	$306,510
BTT	0.0624	0.0624	RVMTP	W-7	1,414,229
BBF	0.0540	0.0540	VRDP	W-7	109,176
BNY	0.0445	0.0445	VMTP	W-7	169,090

(a)	Net investment income dividend paid on September 3, 2019 to Common Shareholders of record on August 15, 2019.
(b)	Net investment income dividend declared on September 3, 2019, payable to Common Shareholders of record on September 16, 2019.
(c)	Dividends declared for period August 1, 2019 to August 31, 2019.

On September 5, 2019, BFZ, BBF and BNY announced a continuation of their open market share repurchase program. Commencing on December 1, 2019, BFZ, BBF and BNY may repurchase through November 30, 2020, up to 5% of their common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts.

NOTES TO FINANCIAL STATEMENTS	59

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock California Municipal Income Trust, BlackRock Municipal 2030 Target Term Trust, BlackRock Municipal Income Investment Trust, and BlackRock New York Municipal Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock California Municipal Income Trust, BlackRock Municipal 2030 Target Term Trust, BlackRock Municipal Income Investment Trust, and BlackRock New York Municipal Income Trust (the “Funds”), including the schedules of investments, as of July 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2019, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

September 23, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

60	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements

The Boards of Trustees (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock California Municipal Income Trust (“BFZ”), BlackRock Municipal 2030 Target Term Trust (“BTT”), BlackRock Municipal Income Investment Trust (“BBF”) and BlackRock New York Municipal Income Trust (“BNY” and together with BFZ, BTT and BBF, the “Funds” and each, a “Fund”) met in person on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”) to consider the approval of the investment advisory agreements (collectively, the “Advisory Agreements” or the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the June Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of each Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) fund expenses and potential fee waivers; (c) differences in services provided and management fees between closed-end funds and other product channels; and (d) BlackRock’s option overwrite strategy.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	61

Disclosure of Investment Advisory Agreements  (continued)

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2018. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and, with respect to BFZ, BBF and BNY, a custom peer group of funds as defined by BlackRock (“Customized Peer Group”) and a composite measuring a blend of total return and yield (“Composite”), and, with respect to BTT, the performance of BTT as compared with its custom benchmark. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, BFZ ranked in the third, third and second quartiles, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BFZ, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BFZ’s underperformance during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, BTT underperformed, underperformed, and outperformed, respectively, its customized benchmark. The Board noted that BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BTT, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BTT’s underperformance during the applicable periods.

62	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

The Board noted that for the one-, three- and five-year periods reported, BBF ranked in the first, second, and third quartiles, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BBF, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BBF’s underperformance during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, BNY ranked in the fourth, third, and first quartiles, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BNY, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BNY’s underperformance during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that BFZ’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Expense Peers.

The Board noted that BTT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that BBF’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Expense Peers.

The Board noted that BNY’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Expense Peers.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	63

Disclosure of Investment Advisory Agreements  (continued)

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

64	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BFZ, BBF, and BNY declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

After BTT declares a dividend or determines to make a capital gain distribution or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts by the purchase of outstanding shares on the open market or on BTT’s primary exchange (“open-market purchases”). BTT will not issue any new shares under the Reinvestment Plan.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

AUTOMATIC DIVIDEND REINVESTMENT PLANS	65

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	87 RICs consisting of 111 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	87 RICs consisting of 111 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	87 RICs consisting of 111 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	87 RICs consisting of 111 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi (d) 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	88 RICs consisting of 112 Portfolios	None
Henry Gabbay 1947	Trustee (Since 2019)	Board Member, BlackRock Equity-Bond Board from 2007 to 2018; Board Member, BlackRock Equity-Liquidity and BlackRock Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	87 RICs consisting of 111 Portfolios	None

66	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	87 RICs consisting of 111 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester (d) 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	88 RICs consisting of 112 Portfolios	None
Catherine A. Lynch (d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	88 RICs consisting of 112 Portfolios	None

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	125 RICs consisting of 293 Portfolios	None
John M. Perlowski (d) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	126 RICs consisting of 294 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Mr. Gabbay became a member of the boards of the open-end funds in the Fixed-Income Complex in 2007.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

TRUSTEE AND OFFICER INFORMATION	67

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Tender and Paying Agent, VMTP Tender and Paying Agent and RVMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10286

VRDP Liquidity Provider

Bank of America, N.A.

New York, NY 10036

VRDP Remarketing Agent

Merrill Lynch, Pierce, Fenner & Smith Incorporated

New York, NY 10036

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

68	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 29, 2019 for shareholders of record on May 30, 2019, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Class III Trustees as follows:

	Richard E. Cavanagh		Cynthia L. Egan		Robert Fairbairn		Henry Gabbay
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BFZ	25,747,590	4,313,570	25,766,953	4,294,207	25,767,228	4,293,932	25,764,715	4,296,445
BBF	9,698,667	208,522	9,734,213	172,976	9,724,362	182,827	9,708,057	199,132
BTT	63,215,185	2,413,200	63,508,787	2,119,598	63,528,174	2,100,211	63,508,483	2,119,902
BNY	10,404,072	1,295,095	10,462,662	1,236,505	10,457,261	1,241,906	10,456,939	1,242,228

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, R. Glenn Hubbard, Catherine A. Lynch, John M. Perlowski, Karen P. Robards, Frank J. Fabozzi and W. Carl Kester.

Section 19(a) Notices

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which is sent to shareholders shortly after calendar year end.

July 31, 2019

	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
BFZ	$0.545096	$0.000624	$0.162818	$—	$0.708538	77%	—%	23%	—%	100%
BBF*	0.702000	—	—	—	0.702000	100	—	—	—	100

*

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

Section 19(a) notices for the Funds, as applicable, are available on the BlackRock website at http://www.blackrock.com.

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

ADDITIONAL INFORMATION	69

Additional Information  (continued)

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Trusts’ Forms N-PORT and N-Q are available on the SEC’s website at http://www.sec.gov. The Trusts’ Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

70	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax (subject to)

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

CAB	Capital Appreciation Bonds

CIFG	CIFG Assurance North America, Inc.

COP	Certificates of Participation

EDA	Economic Development Authority

EDC	Economic Development Corp.

ERB	Education Revenue Bonds

FHA	Federal Housing Administration

GARB	General Airport Revenue Bonds

GO	General Obligation Bonds

HFA	Housing Finance Agency

IDA	Industrial Development Authority

IDB	Industrial Development Board

ISD	Independent School District

LRB	Lease Revenue Bonds

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PILOT	Payment in Lieu of Taxes

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bonds

S/F	Single-Family

SONYMA	State of New York Mortgage Agency

GLOSSARY OF TERMS USED IN THIS REPORT	71

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-BK6-7/19-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Municipal 2030 Target Term Trust	$32,334	$32,334	$0	$0	$13,400	$13,400	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Municipal 2030 Target Term Trust	$13,400	$13,400

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1)   As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Phillip Soccio, CFA, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Jaeckel and Soccio have been members of the registrant’s portfolio management team since 2012.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr., CFA	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to

2006; Director of MLIM from 1997 to 2005.
Phillip Soccio, CFA	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.

(a)(2) As of July 31, 2019:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr., CFA	34	0	0	0	0	0
	$30.14 Billion	$0	$0	$0	$0	$0
Phillip Soccio, CFA	16	0	0	0	0	0
	$6.24 Billion	$0	$0	$0	$0	$0

(iv)     Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of July 31, 2019:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2019.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock,

Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($280,000 for 2019). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2019.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr., CFA	$10,001 - $50,000
Phillip Soccio, CFA	$10,001 - $50,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls	and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Disclosure	of Securities Lending Activities for Closed-End Management Investment Companies –
Not Applicable

Item 13 – Exhibits	attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal 2030 Target Term Trust

By:	/s/ John M. Perlowski
John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Municipal 2030 Target Term Trust

Date: October 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Municipal 2030 Target Term Trust

Date: October 4, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock Municipal 2030 Target Term Trust

Date: October 4, 2019